UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Laudus Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2014

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2014

COMMAND PERFORMANCETM

Laudus Mondrian Fundstm

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Government Fixed Income Fund
(formerly, Laudus Mondrian International Fixed Income Fund)

Laudus Mondrian Global Government Fixed Income Fund
(formerly, Laudus Mondrian Global Fixed Income Fund)

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

This page is intentionally left blank.

Laudus Mondrian Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of certain funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Twelve Months Ended March 31, 2014

Laudus Mondrian International Equity Fund[1]

Investor Shares (Ticker Symbol: LIEQX)	20.86%
Select Shares (Ticker Symbol: LIEFX)	21.17%
Institutional Shares (Ticker Symbol: LIEIX)	21.31%

MSCI EAFE Index® (Net)	17.56%
MSCI EAFE® Value Index (Net)	20.25%

Performance Details	pages 6-8

Laudus Mondrian Emerging Markets Fund[1]

Investor Shares (Ticker Symbol: LEMIX)	-10.89%
Select Shares (Ticker Symbol: LEMSX)	-10.57%
Institutional Shares (Ticker Symbol: LEMNX)	-10.62%

MSCI Emerging Markets Index (Net)	-1.43%

Performance Details	pages 9-11

Laudus Mondrian International Government Fixed Income Fund (Ticker Symbol: LIFNX)	-0.49%

Citigroup non-U.S. Dollar World Government Bond Index	2.43%

Performance Details	pages 12-14

Laudus Mondrian Global Government Fixed Income Fund (Ticker Symbol: LMGDX)	-2.60%

Citigroup World Government Bond Index	1.37%
Custom Composite Index[2]	-0.06%

Performance Details	pages 15-17

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates. When interest rates rise, bond prices fall which may impact the value of a bond fund’s shares.

Please see prospectus for further detail and investor eligibility requirements.

[1]	The fund’s performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.
[2]	The Custom Composite Index is composed of the Citigroup World Government Bond Index from the Fund’s inception until the close of business on 3/31/13, and a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index from 4/1/2013 forward.

4 Laudus Mondrian Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Turning to the 12-month reporting period ended March 31, 2014, all of the funds underperformed their comparative indices except for the Laudus Mondrian International Equity Fund.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report regarding the Laudus Mondrian Funds. We formed the Laudus Fund family to provide shareholders with access to third-party managers with strong investment processes. Mondrian Investment Partners Limited, subadviser for the funds, is a London-based portfolio management company with experience in international investing since 1990 that employs a value-oriented, defensive philosophy.

Turning to the 12-month reporting period ended March 31, 2014, all of the funds underperformed their comparative indices except for the Laudus Mondrian International Equity Fund. In the U.S., the Federal Reserve began “tapering” its stimulative economic policies, generally leading to higher Treasury yields and lower bond returns. Meanwhile, international government bond yields finished the period little changed as many overseas central banks tried to keep interest rates low, with the Citigroup Non-U.S. Dollar World Government Bond Index returning 2.4% in U.S. dollar terms. International currency performance versus the U.S. dollar affected these results. European currencies generally appreciated and enhanced investment returns in U.S. dollar terms, while currencies from Japan, Australia, and Mexico depreciated, reducing returns.

Among stocks, developed international markets outperformed emerging markets. The returns of equities from developed markets were helped by low interest rates, efforts by the European Central Bank to unify the euro zone’s banking system, and by some signs of economic improvement in Europe. By comparison, many emerging economies faced limited economic growth and worries about inflation, as well as concerns about higher U.S. interest rates. In addition, Russia and the Ukraine faced political unrest, driving up market volatility, increasing risk,1 and driving down returns. Reflecting this environment, the MSCI EAFE Index returned 17.6% and the MSCI Emerging Markets Index returned -1.4%.2

For more information about the Laudus Mondrian Funds, please continue reading this report. For shareholders in the Laudus Mondrian International Government Fixed Income Fund or Laudus Mondrian Global Government Fixed Income Fund, please note that the funds changed from their former names on May 5, 2014, while also changing their principal investment strategies. You can find details about these changes by reading the supplement to the funds’ prospectus dated March 3, 2014, which is available at www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.

[1]	To find out more information about this development, please read “Investments in Russian Securities” in the “What’s New” category on www.laudus.com.
[2]	The total returns cited are for the MSCI EAFE Index (Net) and MSCI Emerging Markets Index (Net), which are calculated net of foreign withholding taxes. For full definitions of the referenced indices, please see the Glossary.

Laudus Mondrian Funds 5

Laudus Mondrian International Equity Fund

The Laudus Mondrian International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.

The fund’s Investor Shares returned 20.86% for the 12-month reporting period ended March 31, 2014. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the index), which returned 17.56%.

Market Highlights. International stocks from developed markets generated double-digit overall returns in spite of political turmoil and market volatility in some regions. This performance was helped by the Federal Reserve’s (Fed’s) unexpected decision in September 2013 to continue buying agency mortgage-backed securities and U.S. Treasuries at the same pace. However, with the U.S. economy generally continuing to improve, the Fed announced a slow and graduated reduction of this program in December 2013, while emphasizing that interest rates would remain at extremely low levels for an extended period. Overseas, the European Central Bank and the Bank of England both signaled their intentions to maintain very low interest rates, generally making financing more affordable for businesses and households, and supporting stocks in the process.

Helped by an improvement in the regulatory outlook, greater optimism in relation to potential wireless market consolidation and merger activity, the Telecommunication Services sector was one of the better performers for the 12-month reporting period. By comparison, the Materials sector generated one of the lowest sector returns, driven by markedly lower prices for many commodities, and significant managerial upheaval at certain large metals and mining companies.

In this environment, the U.S. dollar depreciated versus many international currencies, which generally enhanced overseas stock returns in U.S. dollar terms. European currencies performed particularly well, while Asia-Pacific currencies were generally weak.

Positioning and Strategies. The fund remained invested in stocks that Mondrian believed offered attractive valuations and good protection from potentially challenging conditions. For the 12-month reporting period, these strategies resulted in country weightings and stock selection that enhanced the fund’s overall performance, as did the fund’s currency allocations. However, the results of the fund’s sector allocations generated comparatively mixed results, and some stock selections strongly detracted from performance.

Among sectors, an overweight in Telecommunication Services stocks and an underweight in the comparatively weak Materials sector enhanced the fund’s performance. However, an overweight position in the Consumer Staples sector and an underweight in the Consumer Discretionary sector somewhat offset these results. Stock selection within the Consumer Staples and Consumer Discretionary sectors was strong on a relative basis, as was stock selection among equity markets in France and Germany. By comparison, stock selection in Australia and Italy reduced the fund’s relative results, as did stock selection among the Financials and Information Technology sectors.

One of the fund’s better performing stocks for the period was Germany’s Deutsche Telekom, which returned more than 60% in U.S. dollar terms and provided a significant contribution to the fund’s relative performance. The company benefitted from merger-related speculation combined with relatively supportive regulation and optimism that the European Commission may allow wireless market consolidation. In addition, as Spanish regulation dissipated and bond yields generally narrowed, Spanish utility company Iberdrola S.A. generated a positive return that when combined with the fund’s overweight in this company, enhanced relative performance.

However, not all of the fund’s stock selections worked out equally well. For example, the fund held an overweight in shares of Canon, Inc., an imaging solutions company. This holding generated a negative return and significantly reduced the fund’s relative performance. Shares of U.K. food retailer Tesco plc represented another holding that reduced the fund’s return, underperforming the broader market as the company’s results were generally disappointing amid limited consumer confidence and spending in select European markets.

Other strategies used by the subadviser included buying forward currency contracts. The notional value of these contracts hovered around approximately 2% of the fund’s net assets.

As of 03/31/14:

 Fund Characteristics

Number of Companies[1]	41
Weighted Average Market Cap ($ x 1,000,000)	$82,124
Price/Earnings Ratio (P/E)	16.95
Price/Book Ratio (P/B)	1.73
Portfolio Turnover (One year trailing)	25%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$8.76	$8.79	$8.81

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

6 Laudus Mondrian Funds

 Laudus Mondrian International Equity Fund

Performance and Fund Facts as of 03/31/14

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

June 16, 2008 – March 31, 2014
Performance of Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2014
Performance of Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2014
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	Since Inception

Investor Shares (6/16/08)	20.86%	13.49%	0.50%
Select Shares (6/16/08)	21.17%	13.76%	0.76%
Institutional Shares (6/16/08)	21.31%	13.86%	0.84%
MSCI EAFE Index® (Net)	17.56%	16.02%	1.87%
MSCI EAFE® Value Index (Net)	20.25%	16.11%	1.80%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.51% / Select Shares: Net 1.12%; Gross 1.26% /
            Institutional Shares: Net 1.05%; Gross 1.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/15. The adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 7

 Laudus Mondrian International Equity Fund

Performance and Fund Facts as of 03/31/14 continued

 Country Weightings % of Investments

United Kingdom	20.4%
Japan	15.3%
Switzerland	13.3%
France	12.9%
Spain	8.2%
Germany	6.6%
Netherlands	5.2%
Israel	3.6%
Singapore	3.5%
Italy	3.1%
Australia	2.9%
Other Countries	5.0%
Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	18.9%
Health Care	16.5%
Telecommunication Services	14.9%
Energy	12.4%
Financials	12.4%
Utilities	8.5%
Information Technology	6.5%
Industrials	6.3%
Consumer Discretionary	3.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Teva Pharmaceutical Industries Ltd. ADR	3.6%
Novartis AG – Reg’d	3.5%
Iberdrola S.A.	3.4%
Sanofi	3.3%
Royal Dutch Shell plc, Class A	3.3%
ABB Ltd. – Reg’d	3.3%
Koninklijke Ahold N.V.	3.3%
Unilever plc	3.3%
National Grid plc	3.2%
Nestle S.A. – Reg’d	3.2%
Total	33.4%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Management views and portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser or subadviser.

8 Laudus Mondrian Funds

Laudus Mondrian Emerging Markets Fund

The Laudus Mondrian Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in common stocks of large-capitalization emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.

The fund’s Investor Shares returned -10.89% for the 12-month reporting period ended March 31, 2014. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the index), which returned -1.43%.

Market Highlights. Emerging market stocks generated modest overall losses in U.S. dollar terms for the reporting period. In May 2013, the Federal Reserve (Fed) first communicated the possibility of “tapering” its efforts to stimulate economic growth by reducing its purchases of agency mortgage-backed securities and longer-term U.S. Treasuries. Emerging and developed stock markets alike, having until that point enjoyed a historically low global interest rate environment, confronted the possibility that an improving U.S. economy could lead to higher interest rates.

A sell-off of emerging market stocks ensued, especially in countries such as Brazil, India, Indonesia, South Africa, and Turkey, where current account deficits were used to help fund public spending. As financial market volatility rose, markets in countries with a greater overall exposure to improving economic prospects generally outperformed. For example, Taiwan and South Korea, as substantial exporters of consumable goods, flourished in this environment. More recently, Russia’s annexing of Crimea, and upcoming elections in Indonesia and India, polarized returns across emerging markets.

Reflecting this environment, most emerging market currencies depreciated versus the U.S. dollar, reducing emerging market stock returns in U.S. dollar terms. South Korea’s won was one of the few currencies that appreciated versus the U.S. dollar, while China’s renminbi finished relatively flat. Currencies that sharply underperformed included Brazil’s real, Russia’s ruble, Indonesia’s rupiah, and Turkey’s lira, all of which depreciated by more than 10% versus the U.S. dollar, reducing returns from these markets.

Positioning and Strategies. The fund remained invested in stocks that Mondrian believed offered attractive valuations and good protection from potentially challenging conditions. For the 12-month reporting period, these strategies resulted in country weightings and stock selection that reduced the fund’s relative performance.

Stocks from Turkey and Indonesia performed poorly on a currency-adjusted basis, generating double-digit losses in U.S. dollar terms and reducing the fund’s return by more than holdings in most other markets. As a result, the fund’s overweight in stocks from Turkey and Indonesia reduced the fund’s relative return more than any other country allocations. Current account deficits in these countries became liabilities in light of potentially higher interest rates in the U.S. By comparison, underweight holdings in Russian and Columbian stock markets, which also generated double-digit losses in U.S. dollar terms, generally enhanced the fund’s relative return.

Stock selection was another factor that generally reduced the fund’s performance, although to a smaller degree than the fund’s country allocations. One of the fund’s biggest detractors for the reporting period was Belle International Holdings, Limited, a woman’s footwear retailer that operates in China and the U.S. The fund’s holding of this company returned approximately -39% in U.S. dollar terms, and when combined with the fund’s overweight in these securities, reduced relative performance. The fund’s overweight in Turk Telekomunikasyon A/S, an integrated Telecommunications Services company in Turkey, was another holding that significantly reduced the fund’s performance, returning approximately -32% in U.S. dollar terms.

However, some of the fund’s stock selections worked out more favorably. For example, the fund held an overweight in casino operator Sands China Ltd., which was the fund’s top performer among Chinese holdings. The fund’s holdings of Sands China returned approximately 47% in U.S. dollar terms for the reporting period, and enhanced relative performance more than any other position. Indian engineering company Larsen & Toubro Ltd. also provided a strong contribution, returning approximately 29% in U.S. dollar terms for the 12-month period and outperforming the fund’s other holdings in this market.

As of 03/31/14:

 Fund Characteristics

Number of Companies[1]	47
Weighted Average Market Cap ($ x 1,000,000)	$41,355
Price/Earnings Ratio (P/E)	11.51
Price/Book Ratio (P/B)	1.78
Portfolio Turnover (One year trailing)	69%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$8.69	$8.70	$8.69

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Funds 9

 Laudus Mondrian Emerging Markets Fund

Performance and Fund Facts as of 03/31/14

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

November 2, 2007 – March 31, 2014
Performance of Hypothetical
$10,000 Investment in Investor Shares1

November 2, 2007 – March 31, 2014
Performance of Hypothetical
$50,000 Investment in Select Shares1

November 2, 2007 – March 31, 2014
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	5 Years	Since Inception

Investor Shares (11/2/07)	-10.89%	11.91%	-0.85%
Select Shares (11/2/07)	-10.57%	12.22%	-0.55%
Institutional Shares (11/2/07)	-10.62%	12.31%	-0.51%
MSCI Emerging Markets Index (Net)	-1.43%	14.48%	-1.95%

Fund Expense Ratios2: Investor Shares: Net 1.80%; Gross 1.89% / Select Shares: Net 1.52%; Gross 1.66% /
            Institutional Shares: Net 1.45%; Gross 1.49%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/15. The adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

10 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance and Fund Facts as of 03/31/14 continued

 Country Weightings % of Investments

China	16.5%
Brazil	12.1%
Republic of Korea	8.1%
India	7.6%
Mexico	7.4%
Taiwan	7.3%
South Africa	5.3%
Indonesia	5.0%
Turkey	4.6%
Russia	4.3%
Malaysia	4.1%
United States	3.4%
United Kingdom	3.2%
Thailand	3.0%
Philippines	2.8%
Other Countries	5.3%
Total	100.0%

 Sector Weightings % of Equities

Financials	19.4%
Energy	14.1%
Telecommunication Services	12.4%
Consumer Discretionary	11.1%
Information Technology	10.3%
Industrials	9.5%
Consumer Staples	8.8%
Utilities	8.6%
Materials	3.2%
Health Care	2.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Taiwan Semiconductor Manufacturing Co., Ltd.	4.2%
Hyundai Mobis	4.1%
Samsung Electronics Co., Ltd.	4.0%
China Mobile Ltd.	3.6%
Fibra Uno Administracion S.A. de C.V.	3.5%
Unilever plc	3.2%
PTT PCL	3.0%
China Resources Power Holdings Co., Ltd.	2.9%
Philippine Long Distance Telephone Co. ADR	2.8%
AMMB Holdings Berhad	2.7%
Total	34.0%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Management views and portfolio holdings may have changed since the report date.

[1]	This list is not a recommendation of any security by the investment adviser or subadviser.

Laudus Mondrian Funds 11

Laudus Mondrian International Government Fixed Income Fund

The Laudus Mondrian International Government Fixed Income Fund (the fund, formerly the Laudus Mondrian International Fixed Income Fund) seeks long-term total return consistent with its value-oriented investment approach. At a meeting held on February 25, 2014, the Board of Trustees of the Trust approved certain changes that included the fund’s name and principal investment strategies. For more information concerning these changes, as well as for information about fund’s investment objective, strategy, and risks, please see the prospectus. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, and in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the U.S. As such, the fund may invest in securities issued in any currency and may hold foreign currency.

The fund returned -0.49% for the 12-month reporting period ended March 31, 2014. For performance comparisons, the fund uses the Citigroup non-U.S. Dollar World Government Bond Index (the index), which returned 2.43%.

Market Performance. International bonds generated modestly positive overall returns for the 12-month reporting period. The strongest performing markets were generally in Europe. Specifically, fixed income securities from the euro zone and Poland performed particularly well, each returning more than 10% in U.S. dollar terms. Relative stability in the region, efforts by the European Central Bank to unify the euro zone’s banking system, and greater overall demand for higher-yielding securities issued by peripheral euro zone countries all positively contributed to these results. The weakest performing markets were South Africa and Australia, each of which fell by approximately 10% or more.

In this environment, the U.S. dollar fell in value versus many international currencies, which enhanced overseas fixed income security returns in U.S. dollar terms. European currencies performed particularly well, with the U.K. pound appreciating by approximately 10% versus the U.S. dollar, while the euro appreciated by approximately 7%. In contrast, Asia-Pacific currencies were generally weak and reduced returns in U.S. dollar terms, with Japan’s yen returning approximately -9% and Australia’s dollar returning approximately -11%.

Positioning and Strategies. The fund’s underperformance for the 12-month reporting period was primarily driven by an underweight in European bonds. Euro zone fixed income securities outperformed many other fixed income markets, and when combined with the euro’s appreciation of approximately 7% versus the dollar, meant that the fund’s smaller position in these bonds reduced relative performance. However, some of the fund’s market allocations generated better results. For example, within broader Europe, the fund held an overweight in bonds from Poland, which performed well compared with many other markets and enhanced the fund’s relative results.

By comparison, an overweight to Mexican bonds reduced the fund’s performance. Fixed income securities from Mexico generated approximately flat overall returns in local-currency terms for the 12-month reporting period. When combined with the depreciation of the Mexican peso compared with the U.S. dollar, fixed income security returns from Mexico were weaker than many other markets in U.S. dollar terms. As a result, the fund’s overweight in these securities reduced its relative return.

Other strategies used by the investment adviser included buying fully covered, defensive forward currency contracts. Such contracts are used to hedge what the subadviser believes to be extremely overvalued currencies, based on proprietary currency models. The notional value of these currency contracts ranged from approximately 7% to 13% of the fund’s net assets, and had a positive overall effect on the fund’s return.

As of 03/31/14:

 Fund Characteristics

Number of Issues[1]	41
Weighted Average Maturity[2]	7.3 Yrs
Weighted Average Duration[2]	5.9 Yrs
Portfolio Turnover (One year trailing)	52%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	11/2/2007
Ticker Symbol	LIFNX
Cusip	51855Q655
NAV	$10.89

Management views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.
[2]	See Glossary for definitions of maturity and duration.

12 Laudus Mondrian Funds

 Laudus Mondrian International Government Fixed Income Fund

Performance and Fund Facts as of 03/31/14

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

November 2, 2007 – March 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Laudus Mondrian International Government Fixed Income Fund (11/2/07)	-0.49%	3.70%	4.01%
Citigroup non-U.S. Dollar World Government Bond Index	2.43%	4.15%	4.05%

Fund Expense Ratio3: 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[3]	As stated in the prospectus. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 13

 Laudus Mondrian International Government Fixed Income Fund

Performance and Fund Facts as of 03/31/14 continued

 Country Weightings % of Investments1

Japan	12.9%
Australia	10.3%
Sweden	10.0%
Poland	8.2%
Germany	8.1%
Mexico	4.7%
Netherlands	4.7%
France	4.6%
Austria	4.6%
Finland	4.4%
New Zealand	4.1%
Canada	3.9%
Malaysia	3.0%
United States	1.1%
Denmark	0.8%
Supranational*	14.6%
Total	100.0%

 Currency Weightings % of Investments2

Euro Currency	29.5%
Japanese Yen	29.2%
U.S. Dollar	12.3%
Swedish Krona	9.9%
Polish Zloty	8.2%
South African Rand	5.9%
Mexican Peso	4.7%
Malaysian Ringgit	3.0%
New Zealand Dollar	0.0%	[3]
Australian Dollar	-2.7%
Total	100.0%

 Sector Weightings % of Investments

Government Bonds	78.0%
Supranational	14.6%
Government Agency Obligations	6.3%
Other Investment Companies	1.1%
Total	100.0%

 Top Holdings % of Net Assets4

Australia Government Bond 5.75%, 05/15/21	5.6%
Poland Government Bond 5.75%, 09/23/22	5.2%
Kreditanstalt fuer Wiederaufbau 2.05%, 02/16/26	4.9%
Sweden Government Bond 3.50%, 06/01/22	4.9%
Austria Government Bond 6.25%, 07/15/27	4.5%
Mexico Government Bond 6.50%, 06/10/21	4.0%
France Government Bond OAT 5.75%, 10/25/32	3.9%
European Investment Bank 1.40%, 06/20/17	3.9%
Canada Government International Bond 3.50%, 01/13/20	3.9%
Nordic Investment Bank 1.70%, 04/27/17	3.8%
Total	44.6%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Management views and portfolio holdings may have changed since the report date.

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese yen and euro.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exchange contracts exposure.
[3]	Amount is less than 0.05%
[4]	This list is not a recommendation of any security by the investment adviser or subadviser.

14 Laudus Mondrian Funds

Laudus Mondrian Global Government Fixed Income Fund

The Laudus Mondrian Global Government Fixed Income Fund (the fund, formerly the Laudus Mondrian Global Fixed Income Fund) seeks long-term total return consistent with its value-oriented investment approach. At a meeting held on February 25, 2014, the Board of Trustees of the Trust approved certain changes that included the fund’s name and principal investment strategies. For more information concerning these changes, as well as for information about fund’s investment objective, strategy, and risks, please see the prospectus. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, while investing in issuers located throughout the world, including emerging markets. As such, the fund may invest in securities issued in any currency and may hold foreign currency.

For the 12-month reporting period ended March 31, 2014, the fund returned -2.60%. By comparison, the Custom Composite Index returned -0.06%.1

Market Performance. Fixed income securities from developed markets generally performed better than fixed income securities from emerging markets.

The strongest performing bond markets were generally in Europe. Specifically, fixed income securities from the euro zone and Poland performed particularly well, each returning more than 10% in U.S. dollar terms. Relative stability in the region, efforts by the European Central Bank to unify the euro zone’s banking system, and greater overall demand for higher-yielding securities issued by peripheral euro zone countries all positively contributed to these results. The weakest performing markets were South Africa and Australia, each of which fell by approximately 10% or more in U.S. dollar terms. Among emerging markets, Indonesian bonds performed poorly as local bond prices rose in response to a sharp increase in inflation, while bonds from Turkey and Peru also generally underperformed.

World currencies generated mixed results versus the U.S. dollar, with currencies in developed markets generally appreciating versus the dollar and enhancing fixed income security returns from those markets in U.S. dollar terms, while emerging market currencies generally depreciated versus the U.S. dollar and reduced bond returns. Some of the currencies that enhanced local bond market returns by appreciating were the U.K. pound, Swiss franc, and euro. By comparison, Japan’s yen, the Mexican peso, and the Australian dollar fell in value versus the U.S. dollar and reduced returns. Among emerging markets, most currencies depreciated versus the U.S. dollar, reducing the performance of fixed income securities these markets in U.S. dollar terms.

Positioning and Strategies. The fund’s underperformance during the 12-month reporting period was primarily driven by an underweight to European bonds. Euro zone fixed income securities outperformed many other fixed income markets, and when combined with the euro’s appreciation of approximately 7% versus the dollar, meant that the fund’s smaller position in these bonds reduced relative performance. A smaller exposure to bonds from Hungary, which performed well, also reduced relative results.

However, some of the fund’s market allocations were more successful. For example, an underweight to the currencies of Australia and Canada helped relative performance. Returns from these markets were reduced by the depreciation of the Australian dollar and Canadian dollar versus the U.S. dollar, which meant that the fund’s comparatively smaller exposure to these currencies enhanced the fund’s comparative performance.

Other strategies used by the investment adviser included buying fully covered, defensive forward currency contracts. Such contracts are used to hedge what Mondrian believes to be extremely overvalued currencies, based on proprietary currency models. The notional value of these currency contracts ranged from approximately 7% to 13% of the fund’s net assets, and had a positive overall effect on performance.

As of 03/31/14:

 Fund Characteristics

Number of Issues[2]	64
Weighted Average Maturity[3]	6.2 Yrs
Weighted Average Duration[3]	5.2 Yrs
Portfolio Turnover (One year trailing)	42%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	7/10/2012
Ticker Symbol	LMGDX
Cusip	51855Q119
NAV	$9.30

Management views and portfolio holdings may have changed since the report date.

[1]	The Custom Composite Index is composed of the Citigroup World Government Bond Index from the Fund’s inception until the close of business on 3/31/13, and a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index from 4/1/2013 forward.
[2]	Short-term investments are not included.
[3]	See Glossary for definitions of maturity and duration.

Laudus Mondrian Funds 15

 Laudus Mondrian Global Government Fixed Income Fund

Performance and Fund Facts as of 03/31/14

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

July 10, 2012 – March 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception

Laudus Mondrian Global Government Fixed Income Fund (7/10/12)	-2.60%	-3.21%
Citigroup World Government Bond Index	1.37%	0.02%
Custom Composite Index[2]	-0.06%	-0.81%

Fund Expense Ratios3: Net 0.85%; Gross 1.28%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The Custom Composite Index is composed of the Citigroup World Government Bond Index from the Fund’s inception until the close of business on 3/31/13, and a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index from 4/1/2013 forward.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/15. The adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

16 Laudus Mondrian Funds

 Laudus Mondrian Global Government Fixed Income Fund

Performance and Fund Facts as of 03/31/14 continued

 Country Weightings % of Investments1

United States	36.1%
Japan	9.6%
Australia	8.0%
Germany	8.0%
Sweden	7.7%
Brazil	4.7%
United Kingdom	3.0%
Mexico	2.5%
Poland	2.2%
Turkey	2.0%
Qatar	2.0%
Russia	1.7%
South Africa	1.6%
Colombia	1.2%
Indonesia	1.1%
Malaysia	1.0%
Peru	1.0%
Hungary	0.4%
Supranational*	6.2%
Total	100.0%

 Currency Weightings % of Investments2

U.S. Dollar	45.0%
Japanese Yen	12.8%
Euro Currency	11.0%
Swedish Krona	7.8%
Brazilian Real	4.7%
Great British Pound	3.0%
Mexican Peso	2.5%
Polish Zloty	2.2%
Turkish Lira	2.0%
Russian Ruble	1.7%
South African Rand	1.6%
Colombian Peso	1.2%
Indonesian Rupiah	1.1%
Malaysian Ringgit	1.0%
Peruvian Nuevo Sol	1.0%
Indian Rupee	0.6%
Chinese Yuan Renminbi	0.4%
Hungarian Forint	0.4%
Total	100.0%

 Sector Weightings % of Investments

Government Bonds	57.6%
U.S. Government Securities	34.6%
Supranational	6.3%
Other Investment Company	1.5%
Total	100.0%

 Top Holdings % of Net Assets3

U.S. Treasury Notes, 2.13%, 08/15/21	6.9%
Bundesobligation, 0.50%, 02/23/18	5.7%
U.S. Treasury Notes, 3.63%, 02/15/21	5.4%
U.S. Treasury Notes, 1.25%, 04/30/19	4.7%
Sweden Government Bond, 4.25%, 03/12/19	4.3%
U.S. Treasury Notes, 1.50%, 08/31/18	4.3%
U.S. Treasury Notes, 3.63%, 08/15/19	3.9%
U.S. Treasury Notes, 2.13%, 08/31/20	3.7%
Australia Government Bond 5.75%, 05/15/21	3.7%
U.S. Treasury Notes, 4.00%, 08/15/18	3.6%
Total	46.2%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

Management views and portfolio holdings may have changed since the report date.

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese yen and euro.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exchange contracts exposure.
[3]	This list is not a recommendation of any security by the investment adviser or subadviser.

Laudus Mondrian Funds 17

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2013 and held through March 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/13	at 3/31/14	10/1/13–3/31/14

Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.18%	$1,000.00	$1,097.80	$6.17
Hypothetical 5% Return	1.18%	$1,000.00	$1,019.05	$5.94
Select Shares
Actual Return	1.04%	$1,000.00	$1,098.20	$5.44
Hypothetical 5% Return	1.04%	$1,000.00	$1,019.75	$5.24
Institutional Shares
Actual Return	1.05%	$1,000.00	$1,098.30	$5.49
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.70	$5.29

Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.80%	$1,000.00	$1,009.00	$9.02
Hypothetical 5% Return	1.80%	$1,000.00	$1,015.96	$9.05
Select Shares
Actual Return	1.52%	$1,000.00	$1,011.30	$7.62
Hypothetical 5% Return	1.52%	$1,000.00	$1,017.35	$7.64
Institutional Shares
Actual Return	1.45%	$1,000.00	$1,010.80	$7.27
Hypothetical 5% Return	1.45%	$1,000.00	$1,017.70	$7.29

Laudus Mondrian International Government Fixed Income Fund
Actual Return	0.69%	$1,000.00	$1,009.80	$3.46
Hypothetical 5% Return	0.69%	$1,000.00	$1,021.49	$3.48

Laudus Mondrian Global Government Fixed Income Fund
Actual Return	0.85%	$1,000.00	$1,000.10	$4.24
Hypothetical 5% Return	0.85%	$1,000.00	$1,020.69	$4.28

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

18 Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Financial Statements

Financial Highlights

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
Investor Shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	7.43	7.19	7.73	7.52	5.43

Income (loss) from investment operations:
Net investment income (loss)	0.29 [1]	0.21 [1]	0.26 [1]	0.16 [1]	0.18 [1]
Net realized and unrealized gains (losses)	1.25	0.26	(0.45)	0.28	2.02

Total from investment operations	1.54	0.47	(0.19)	0.44	2.20
Less distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.30)	(0.23)	(0.11)
Distributions from net realized gains	—	(0.01)	(0.05)	—	—

Total distributions	(0.21)	(0.23)	(0.35)	(0.23)	(0.11)

Net asset value at end of period	8.76	7.43	7.19	7.73	7.52

Total return (%)	20.86	6.79	(2.02)	5.94	40.53

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.27	1.40	1.40	1.40	1.40
Gross operating expenses	1.29	1.51	1.63	1.63	1.60
Net investment income (loss)	3.56	3.03	3.49	2.19	2.47
Portfolio turnover rate	25	29	35	33	14
Net assets, end of period ($ x 1,000)	1,185	926	1,048	1,009	403

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
Select Shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	7.45	7.20	7.75	7.53	5.44

Income (loss) from investment operations:
Net investment income (loss)	0.37 [1]	0.24 [1]	0.26 [1]	0.21 [1]	0.18 [1]
Net realized and unrealized gains (losses)	1.19	0.26	(0.44)	0.25	2.03

Total from investment operations	1.56	0.50	(0.18)	0.46	2.21
Less distributions:
Distributions from net investment income	(0.22)	(0.24)	(0.32)	(0.24)	(0.12)
Distributions from net realized gains	—	(0.01)	(0.05)	—	—

Total distributions	(0.22)	(0.25)	(0.37)	(0.24)	(0.12)

Net asset value at end of period	8.79	7.45	7.20	7.75	7.53

Total return (%)	21.17	7.18	(1.82)	6.20	40.68

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.07	1.12	1.12	1.12	1.12
Gross operating expenses	1.08	1.26	1.40	1.36	1.31
Net investment income (loss)	4.53	3.37	3.51	2.86	2.43
Portfolio turnover rate	25	29	35	33	14
Net assets, end of period ($ x 1,000)	2,238	768	938	542	458

1 Calculated based on the average shares outstanding during the period.

See financial notes 19

 Laudus Mondrian International Equity Fund

Financial Highlights continued

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
Institutional Shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	7.46	7.22	7.76	7.54	5.44

Income (loss) from investment operations:
Net investment income (loss)	0.35 [1]	0.23 [1]	0.29 [1]	0.23 [1]	0.21 [1]
Net realized and unrealized gains (losses)	1.22	0.27	(0.46)	0.24	2.02

Total from investment operations	1.57	0.50	(0.17)	0.47	2.23
Less distributions:
Distributions from net investment income	(0.22)	(0.25)	(0.32)	(0.25)	(0.13)
Distributions from net realized gains	—	(0.01)	(0.05)	—	—

Total distributions	(0.22)	(0.26)	(0.37)	(0.25)	(0.13)

Net asset value at end of period	8.81	7.46	7.22	7.76	7.54

Total return (%)	21.31	7.10	(1.63)	6.28	40.90

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	1.05	1.05	1.05
Gross operating expenses	1.07	1.11	1.23	1.21	1.24
Net investment income (loss)	4.24	3.22	3.92	3.08	2.90
Portfolio turnover rate	25	29	35	33	14
Net assets, end of period ($ x 1,000)	162,366	127,709	119,049	126,758	85,424

1 Calculated based on the average shares outstanding during the period.

20 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings as of March 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

98.4%	Common Stock	130,227,440	163,117,254
1.3%	Other Investment Company	2,220,545	2,220,545

99.7%	Total Investments	132,447,985	165,337,799
0.3%	Other Assets and Liabilities, Net		450,702

100.0%	Net Assets		165,788,501

	Number	Value
Security	of Shares	($)

Common Stock 98.4% of net assets

Australia 2.9%

Insurance 2.9%
AMP Ltd.	488,980	2,263,293
QBE Insurance Group Ltd.	218,442	2,595,950

		4,859,243

China 1.3%

Telecommunication Services 1.3%
China Mobile Ltd.	238,000	2,185,181

France 12.9%

Capital Goods 3.0%
Compagnie de Saint-Gobain	81,042	4,892,844

Energy 2.9%
Total S.A.	72,397	4,765,498

Food & Staples Retailing 0.6%
Carrefour S.A.	27,638	1,069,157

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Sanofi	52,670	5,503,966

Telecommunication Services 3.1%
Orange S.A.	344,032	5,081,951

		21,313,416

Germany 6.6%

Automobiles & Components 1.6%
Daimler AG - Reg’d	27,645	2,615,184

Software & Services 0.4%
SAP AG	9,127	740,342

Telecommunication Services 2.9%
Deutsche Telekom AG - Reg’d	298,110	4,837,004

Utilities 1.7%
RWE AG	68,213	2,768,058

		10,960,588

Israel 3.6%

Pharmaceuticals, Biotechnology & Life Sciences 3.6%
Teva Pharmaceutical Industries Ltd. ADR	113,700	6,007,908

Italy 3.1%

Energy 3.1%
Eni S.p.A.	202,107	5,068,113

Japan 15.2%

Food & Staples Retailing 2.0%
Seven & i Holdings Co., Ltd.	85,700	3,265,553

Household & Personal Products 3.2%
Kao Corp.	150,700	5,336,879

Insurance 2.3%
Tokio Marine Holdings, Inc.	130,100	3,901,748

Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Takeda Pharmaceutical Co., Ltd.	91,800	4,345,094

Semiconductors & Semiconductor Equipment 1.5%
Tokyo Electron Ltd.	40,200	2,498,453

Technology Hardware & Equipment 2.8%
Canon, Inc.	149,700	4,646,062

Telecommunication Services 0.8%
NTT DOCOMO, Inc.	80,700	1,271,628

		25,265,417

Netherlands 5.2%

Food & Staples Retailing 3.3%
Koninklijke Ahold N.V.	268,213	5,387,362

Media 1.9%
Reed Elsevier N.V.	147,432	3,189,919

		8,577,281

Singapore 3.5%

Banks 1.8%
United Overseas Bank Ltd.	171,535	2,958,881

Telecommunication Services 1.7%
Singapore Telecommunications Ltd.	993,000	2,884,191

		5,843,072

Spain 8.1%

Banks 1.9%
Banco Santander S.A.	338,062	3,227,192

Telecommunication Services 2.8%
Telefonica S.A.	289,711	4,590,973

Utilities 3.4%
Iberdrola S.A.	810,429	5,670,944

		13,489,109

See financial notes 21

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 13.2%

Capital Goods 3.3%
ABB Ltd. - Reg’d *	212,006	5,476,319

Food, Beverage & Tobacco 3.2%
Nestle S.A. - Reg’d	71,084	5,350,464

Insurance 3.2%
Zurich Insurance Group AG *	17,247	5,296,807

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Novartis AG - Reg’d	68,438	5,810,929

		21,934,519

Taiwan 1.7%

Semiconductors & Semiconductor Equipment 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	697,154	2,742,982

United Kingdom 20.4%

Energy 6.3%
BP plc	615,729	4,947,413
Royal Dutch Shell plc, Class A	150,165	5,486,834

		10,434,247

Food & Staples Retailing 3.1%
Tesco plc	1,031,573	5,087,840

Food, Beverage & Tobacco 3.3%
Unilever plc	125,749	5,378,232

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
GlaxoSmithKline plc	194,977	5,199,126

Telecommunication Services 1.4%
Vodafone Group plc	630,014	2,316,764

Utilities 3.2%
National Grid plc	389,943	5,358,437

		33,774,646

United States 0.7%

Telecommunication Services 0.7%
Verizon Communications, Inc.	23,040	1,095,779

Total Common Stock
(Cost $130,227,440)		163,117,254

Other Investment Company 1.3% of net assets

United States 1.3%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	2,220,545	2,220,545

Total Other Investment Company
(Cost $2,220,545)		2,220,545

End of Investments.

At 03/31/14, the tax basis cost of the fund’s investments was $136,808,169 and the unrealized appreciation and depreciation were $30,880,933 and ($2,351,303), respectively, with a net unrealized appreciation of $28,529,630.

At 03/31/14, the values of certain foreign securities held by the fund aggregating $151,721,984 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
Reg’d —	Registered

AUD —	Australian dollar
USD —	U.S. dollar

In addition to the above, the fund held the following at 03/31/14:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Depreciation
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contract

04/30/2014	State Street Bank London	USD	3,832,519	AUD	4,140,500	(225,108)

22 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$148,532,065	$—	$148,532,065
Israel[1]	6,007,908	—	—	6,007,908
Netherlands[1]	—	3,189,919	—	3,189,919
Food & Staples Retailing	5,387,362	—	—	5,387,362
Other Investment Company[1]	2,220,545	—	—	2,220,545

Total	$13,615,815	$151,721,984	$—	$165,337,799

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contract[2]	$—	($225,108)	$—	($225,108)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

See financial notes 23

 Laudus Mondrian International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2014

Assets

Investments, at value (cost $132,447,985)		$165,337,799
Foreign currency, at value (cost $193,556)		193,813
Receivables:
Investments sold		408,804
Dividends		697,232
Foreign tax reclaims		148,348
Fund shares sold		99,790
Prepaid expenses	+	563

Total assets		166,886,349

Liabilities

Payables:
Investments bought		605,928
Fund shares redeemed		185,299
Investment adviser fees		11,741
Independent trustees’ fees		4,786
Distribution and shareholder services fees		245
Unrealized depreciation on forward foreign currency exchange contracts		225,108
Accrued expenses	+	64,741

Total liabilities		1,097,848

Net Assets

Total assets		166,886,349
Total liabilities	−	1,097,848

Net assets		$165,788,501

Net Assets by Source
Capital received from investors		134,950,459
Net investment income not yet distributed		3,160,403
Net realized capital losses		(4,992,700)
Net unrealized capital appreciation		32,670,339

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$1,185,252		135,258		$8.76
Select Shares	$2,237,742		254,538		$8.79
Institutional Shares	$162,365,507		18,435,688		$8.81

24 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Operations
For the period April 1, 2013 through March 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $396,039)		$8,042,670
Interest	+	55

Total investment income		8,042,725

Expenses

Investment adviser fees		1,292,556
Transfer agent fees		67,872
Custodian fees		62,996
Registration fees		53,578
Accounting and administration fees		52,905
Professional fees		49,288
Shareholder reports		22,099
Independent trustees’ fees		11,189
Distribution and shareholder services fees (Investor Shares)		3,239
Recouped sub-accounting and sub-transfer agent fees		2,235
Interest expense		888
Other expenses	+	9,131

Total expenses		1,627,976
Expense reduction by adviser	−	27,318

Net expenses	−	1,600,658

Net investment income		6,442,067

Realized and Unrealized Gains (Losses)

Net realized gains on investments		3,767,228
Net realized gains on foreign currency transactions	+	544,392

Net realized gains		4,311,620
Net change in unrealized appreciation (depreciation) on investments		18,929,351
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(215,805)

Net change in unrealized appreciation (depreciation)	+	18,713,546

Net realized and unrealized gains		23,025,166

Increase in net assets resulting from operations		$29,467,233

See financial notes 25

 Laudus Mondrian International Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/13-3/31/14			4/1/12-3/31/13
Net investment income		$6,442,067	$4,026,887
Net realized gains (losses)		4,311,620	(4,378,226)
Net change in unrealized appreciation (depreciation)	+	18,713,546	10,590,933

Increase in net assets from operations		29,467,233	10,239,594

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(43,562)	(33,632)
Select Shares		(39,623)	(29,735)
Institutional Shares	+	(4,101,346)	(4,313,796)

Total distributions from net investment income		(4,184,531)	(4,377,163)

Distributions from net realized gains
Investor Shares		—	(1,706)
Select Shares		—	(1,396)
Institutional Shares	+	—	(198,154)

Total distributions from net realized gains		—	(201,256)

Total distributions		($4,184,531)	($4,578,419)

Transactions in Fund Shares

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		124,025	$1,020,656	44,154	$311,393
Select Shares		187,963	1,551,950	22,527	155,000
Institutional Shares	+	5,128,087	41,545,896	4,855,296	33,971,105

Total shares sold		5,440,075	$44,118,502	4,921,977	$34,437,498

Shares Reinvested
Investor Shares		4,585	$37,461	4,419	$30,979
Select Shares		3,974	32,588	3,437	24,160
Institutional Shares	+	118,669	975,458	164,511	1,158,160

Total shares reinvested		127,228	$1,045,507	172,367	$1,213,299

Shares Redeemed
Investor Shares		(117,964)	($961,598)	(69,754)	($494,542)
Select Shares		(40,460)	(338,030)	(53,085)	(386,915)
Institutional Shares	+	(3,918,997)	(32,761,514)	(4,409,158)	(32,062,468)

Total shares redeemed		(4,077,421)	($34,061,142)	(4,531,997)	($32,943,925)

Net transactions in fund shares		1,489,882	$11,102,867	562,347	$2,706,872

Shares Outstanding and Net Assets

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,335,602	$129,402,932	16,773,255	$121,034,885
Total increase	+	1,489,882	36,385,569	562,347	8,368,047

End of period		18,825,484	$165,788,501	17,335,602	$129,402,932

Net investment income not yet distributed			$3,160,403		$358,475

26 See financial notes

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
Investor Shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	9.84	9.48	9.67	8.79	5.33

Income (loss) from investment operations:
Net investment income (loss)	0.11 [1]	0.12 [1]	0.16 [1]	0.14 [1]	0.09	[1]
Net realized and unrealized gains (losses)	(1.18)	0.42	(0.20)	0.90	3.46

Total from investment operations	(1.07)	0.54	(0.04)	1.04	3.55
Less distributions:
Distributions from net investment income	(0.08)	(0.18)	(0.08)	(0.16)	(0.09)
Distributions from net realized gains	(0.00)[2]	—	(0.07)	—	—

Total distributions	(0.08)	(0.18)	(0.15)	(0.16)	(0.09)

Net asset value at end of period	8.69	9.84	9.48	9.67	8.79

Total return (%)	(10.89)	5.79	(0.19)	11.89	66.74

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.80	1.80	1.80	1.80	1.81	[3]
Gross operating expenses	1.86	1.89	1.90	1.91	2.08
Net investment income (loss)	1.25	1.33	1.74	1.56	1.17
Portfolio turnover rate	69	59	43	33	44
Net assets, end of period ($ x 1,000)	7,499	11,716	9,639	10,862	9,437

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
Select Shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	9.85	9.49	9.68	8.80	5.34

Income (loss) from investment operations:
Net investment income (loss)	0.13 [1]	0.12 [1]	0.18 [1]	0.17 [1]	0.10	[1]
Net realized and unrealized gains (losses)	(1.17)	0.45	(0.19)	0.90	3.47

Total from investment operations	(1.04)	0.57	(0.01)	1.07	3.57
Less distributions:
Distributions from net investment income	(0.11)	(0.21)	(0.11)	(0.19)	(0.11)
Distributions from net realized gains	(0.00)[2]	—	(0.07)	—	—

Total distributions	(0.11)	(0.21)	(0.18)	(0.19)	(0.11)

Net asset value at end of period	8.70	9.85	9.49	9.68	8.80

Total return (%)	(10.57)	6.15	0.15	12.18	66.91

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.52	1.52	1.52	1.52	1.53	[4]
Gross operating expenses	1.59	1.66	1.66	1.66	1.78
Net investment income (loss)	1.47	1.24	1.94	1.83	1.17
Portfolio turnover rate	69	59	43	33	44
Net assets, end of period ($ x 1,000)	15,849	18,340	5,993	5,554	4,531

1 Calculated based on the average shares outstanding during the period.
2 Per-share amount was less than $0.01.
3 The ratio of net operating expenses would have been 1.80%, if certain non-routine expenses (proxy expense) had not been incurred.
4 The ratio of net operating expenses would have been 1.52%, if certain non-routine expenses (proxy expense) had not been incurred.

See financial notes 27

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
Institutional Shares	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10

Per-Share Data ($)

Net asset value at beginning of period	9.85	9.49	9.68	8.80	5.33

Income (loss) from investment operations:
Net investment income (loss)	0.14 [1]	0.16 [1]	0.19 [1]	0.15 [1]	0.14	[1]
Net realized and unrealized gains (losses)	(1.19)	0.42	(0.19)	0.92	3.44

Total from investment operations	(1.05)	0.58	—	1.07	3.58
Less distributions:
Distributions from net investment income	(0.11)	(0.22)	(0.12)	(0.19)	(0.11)
Distributions from net realized gains	(0.00)[2]	—	(0.07)	—	—

Total distributions	(0.11)	(0.22)	(0.19)	(0.19)	(0.11)

Net asset value at end of period	8.69	9.85	9.49	9.68	8.80

Total return (%)	(10.62)	6.21	0.23	12.25	67.27

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.45	1.45	1.45	1.45	1.46	[3]
Gross operating expenses	1.52	1.49	1.50	1.51	1.70
Net investment income (loss)	1.55	1.70	2.07	1.69	1.79
Portfolio turnover rate	69	59	43	33	44
Net assets, end of period ($ x 1,000)	121,795	141,536	148,187	171,432	90,486

1 Calculated based on the average shares outstanding during the period.
2 Per-share amount was less than $0.01.
3 The ratio of net operating expenses would have been 1.45%, if certain non-routine expenses (proxy expense) had not been incurred.

28 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings as of March 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

95.3%		Common Stock	128,023,813	138,348,612
4.2%		Preferred Stock	7,592,153	5,993,176
0.8%		Other Investment Company	1,166,708	1,166,708

100.3%		Total Investments	136,782,674	145,508,496
(0	.3)%	Other Assets and Liabilities, Net		(364,965)

100.0%		Net Assets		145,143,531

	Number	Value
Security	of Shares	($)

Common Stock 95.3% of net assets

Brazil 8.0%

Food, Beverage & Tobacco 1.0%
AMBEV S.A. ADR	197,400	1,462,734

Materials 0.6%
Vale S.A. ADR	66,500	919,695

Software & Services 1.2%
Cielo S.A.	52,380	1,669,281

Transportation 3.5%
CCR S.A.	423,900	3,254,446
EcoRodovias Infraestrutura e Logistica S.A.	307,300	1,841,904

		5,096,350

Utilities 1.7%
CPFL Energia S.A. ADR	154,000	2,514,820

		11,662,880

Chile 2.4%

Utilities 2.4%
Enersis S.A. ADR	221,400	3,438,342

China 16.5%

Capital Goods 1.8%
Beijing Enterprises Holdings Ltd.	296,000	2,655,224

Energy 1.5%
China Shenhua Energy Co., Ltd., Class H	740,500	2,144,129

Health Care Equipment & Services 2.6%
Mindray Medical International Ltd. ADR	115,700	3,744,052

Household & Personal Products 1.9%
Hengan International Group Co., Ltd.	269,000	2,792,641

Retailing 2.2%
Belle International Holdings Ltd.	3,244,392	3,243,476

Telecommunication Services 3.6%
China Mobile Ltd.	570,500	5,238,006

Utilities 2.9%
China Resources Power Holdings Co., Ltd.	1,588,000	4,148,174

		23,965,702

India 7.7%

Banks 2.9%
Axis Bank Ltd.	100,335	2,461,440
Housing Development Finance Corp., Ltd.	118,262	1,752,577

		4,214,017

Capital Goods 2.1%
Larsen & Toubro Ltd.	142,024	3,031,083

Diversified Financials 0.7%
Rural Electrification Corp., Ltd.	242,839	936,101

Energy 2.0%
Cairn India Ltd.	529,365	2,955,925

		11,137,126

Indonesia 5.0%

Automobiles & Components 0.1%
PT Astra International Tbk	170,900	111,786

Banks 3.3%
PT Bank Mandiri (Persero) Tbk	2,783,700	2,344,568
PT Bank Rakyat Indonesia (Persero) Tbk	2,949,800	2,507,858

		4,852,426

Utilities 1.6%
PT Perusahaan Gas Negara (Persero) Tbk	5,002,600	2,270,353

		7,234,565

Kazakhstan 1.2%

Energy 1.2%
KazMunaiGas Exploration Production JSC GDR	122,997	1,721,958

Malaysia 4.1%

Banks 2.7%
AMMB Holdings Berhad	1,786,800	3,931,361

Consumer Services 1.4%
Genting Malaysia Berhad	1,640,700	2,111,033

		6,042,394

See financial notes 29

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Mexico 7.5%

Banks 2.3%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR	265,100	3,258,079

Real Estate 3.5%
Fibra Uno Administracion S.A. de C.V.	1,590,100	5,143,420

Telecommunication Services 1.7%
America Movil S.A.B. de C.V., Series L ADR	123,700	2,459,156

		10,860,655

Peru 1.7%

Banks 1.7%
Credicorp Ltd.	18,594	2,564,484

Philippines 2.8%

Telecommunication Services 2.8%
Philippine Long Distance Telephone Co. ADR	66,100	4,033,422

Republic of Korea 8.1%

Automobiles & Components 4.1%
Hyundai Mobis	19,880	5,898,369

Semiconductors & Semiconductor Equipment 4.0%
Samsung Electronics Co., Ltd.	4,619	5,839,213

		11,737,582

Russia 4.3%

Banks 2.1%
Sberbank of Russia ADR	321,418	3,140,254

Energy 2.2%
Gazprom OAO ADR	404,775	3,145,102

		6,285,356

South Africa 5.3%

Capital Goods 2.1%
Bidvest Group Ltd.	112,343	2,968,291

Food, Beverage & Tobacco 2.6%
SABMiller plc	75,807	3,785,504

Retailing 0.6%
Woolworths Holdings Ltd.	133,202	926,969

		7,680,764

Taiwan 7.3%

Semiconductors & Semiconductor Equipment 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,532,719	6,030,548

Technology Hardware & Equipment 0.9%
Asustek Computer, Inc.	134,000	1,327,786

Telecommunication Services 2.2%
Taiwan Mobile Co., Ltd.	1,027,000	3,225,102

		10,583,436

Thailand 3.0%

Energy 3.0%
PTT PCL	475,000	4,319,513

Turkey 4.6%

Energy 2.5%
Tupras-Turkiye Petrol Rafinerileri A/S	173,948	3,679,795

Telecommunication Services 2.1%
Turk Telekomunikasyon A/S	1,079,108	2,995,538

		6,675,333

United Kingdom 3.2%

Food, Beverage & Tobacco 3.2%
Unilever plc	108,738	4,650,678

United States 2.6%

Consumer Services 2.6%
Yum! Brands, Inc.	49,800	3,754,422

Total Common Stock
(Cost $128,023,813)		138,348,612

Preferred Stock 4.2% of net assets

Brazil 4.2%

Energy 1.6%
Petroleo Brasileiro S.A.	332,400	2,311,711

Materials 2.6%
Vale S.A. ADR	295,700	3,681,465

Total Preferred Stock
(Cost $7,592,153)		5,993,176

Other Investment Company 0.8% of net assets

United States 0.8%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	1,166,708	1,166,708

Total Other Investment Company
(Cost $1,166,708)		1,166,708

End of Investments.

At 03/31/14, the tax basis cost of the fund’s investments was $146,037,319 and the unrealized appreciation and depreciation were $8,089,647 and ($8,618,470) respectively, with a net unrealized depreciation of ($528,823).

30 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

At 03/31/14, the values of certain foreign securities held by the fund aggregating $85,963,528 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$65,741,878	$—	$65,741,878
Brazil[1]	11,662,880	—	—	11,662,880
Chile[1]	3,438,342	—	—	3,438,342
China[1]	—	20,221,650	—	20,221,650
Health Care Equipment & Services	3,744,052	—	—	3,744,052
Kazakhstan[1]	1,721,958	—	—	1,721,958
Mexico[1]	10,860,655	—	—	10,860,655
Peru[1]	2,564,484	—	—	2,564,484
Philippines[1]	4,033,422	—	—	4,033,422
Russia[1]	6,285,356	—	—	6,285,356
Thailand[1]	4,319,513	—	—	4,319,513
United States[1]	3,754,422	—	—	3,754,422
Preferred Stock
Brazil[1]	5,993,176	—	—	5,993,176
Other Investment Company[1]	1,166,708	—	—	1,166,708

Total	$59,544,968	$85,963,528	$—	$145,508,496

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

See financial notes 31

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2014

Assets

Investments, at value (cost $136,782,674)		$145,508,496
Foreign currency, at value (cost $1,103,294)		1,105,908
Receivables:
Investments sold		548,492
Dividends		418,724
Fund shares sold		31,127
Prepaid expenses	+	595

Total assets		147,613,342

Liabilities

Payables:
Investments bought		499,621
Fund shares redeemed		1,653,146
Foreign capital gains tax		216,261
Investment adviser fees		12,905
Independent trustees’ fees		6,239
Distribution and shareholder services fees		1,594
Accrued expenses and other liabilities	+	80,045

Total liabilities		2,469,811

Net Assets

Total assets		147,613,342
Total liabilities	−	2,469,811

Net assets		$145,143,531

Net Assets by Source
Capital received from investors		147,954,194
Net investment income not yet distributed		6,056
Net realized capital losses		(11,327,537)
Net unrealized capital appreciation		8,510,818

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$7,499,255		863,213		$8.69
Select Shares	$15,849,079		1,822,301		$8.70
Institutional Shares	$121,795,197		14,015,706		$8.69

32 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For the period April 1, 2013 through March 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $531,802)		$4,844,571
Interest	+	76

Total investment income		4,844,647

Expenses

Investment adviser fees		1,937,569
Custodian fees		214,837
Transfer agent fees		82,916
Registration fees		58,680
Accounting and administration fees		51,847
Professional fees		49,480
Distribution and shareholder services fees (Investor Shares)		27,227
Shareholder reports		14,504
Independent trustees’ fees		11,526
Recouped sub-accounting and sub-transfer agent fees		9,428
Interest expense		733
Sub-accounting and sub-transfer agent fees:
Investor Shares		10,150
Select Shares		3,226
Other expenses	+	28,253

Total expenses		2,500,376
Expense reduction by adviser	−	108,442

Net expenses	−	2,391,934

Net investment income		2,452,713

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gain tax paid of $23,273)		(8,289,489)
Net realized losses on foreign currency transactions	+	(187,535)

Net realized losses		(8,477,024)
Net change in unrealized appreciation (depreciation) on investments (net of foreign capital gain tax of ($191,038))		(12,524,514)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	3,458

Net change in unrealized appreciation (depreciation)	+	(12,521,056)

Net realized and unrealized losses		(20,998,080)

Decrease in net assets resulting from operations		($18,545,367)

See financial notes 33

 Laudus Mondrian Emerging Markets Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/13-3/31/14			4/1/12-3/31/13
Net investment income		$2,452,713	$2,522,444
Net realized gains (losses)		(8,477,024)	3,903,721
Net change in unrealized appreciation (depreciation)	+	(12,521,056)	599,732

Increase (Decrease) in net assets from operations		(18,545,367)	7,025,897

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(86,943)	(150,634)
Select Shares		(205,448)	(158,060)
Institutional Shares	+	(1,531,617)	(2,625,495)

Total distributions from net investment income		(1,824,008)	(2,934,189)

Distributions from net realized gains
Investor Shares		(1,806)	—
Select Shares		(3,081)	—
Institutional Shares	+	(21,764)	—

Total distributions from net realized gains		(26,651)	—

Total distributions		($1,850,659)	($2,934,189)

Transactions in Fund Shares

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		824,632	$7,571,471	723,066	$6,936,602
Select Shares		1,102,624	10,078,700	1,431,143	13,881,930
Institutional Shares	+	10,707,051	93,596,387	5,121,491	48,541,221

Total shares sold		12,634,307	$111,246,558	7,275,700	$69,359,753

Shares Reinvested
Investor Shares		8,970	$77,952	14,034	$133,044
Select Shares		17,322	150,528	9,887	93,627
Institutional Shares	+	114,129	990,640	196,735	1,863,081

Total shares reinvested		140,421	$1,219,120	220,656	$2,089,752

Shares Redeemed
Investor Shares		(1,160,577)	($10,285,948)	(563,261)	($5,253,660)
Select Shares		(1,159,490)	(10,245,399)	(210,354)	(1,999,501)
Institutional Shares	+	(11,181,228)	(97,987,264)	(6,558,415)	(60,513,624)

Total shares redeemed		(13,501,295)	($118,518,611)	(7,332,030)	($67,766,785)

Net transactions in fund shares		(726,567)	($6,052,933)	164,326	$3,682,720

Shares Outstanding and Net Assets

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,427,787	$171,592,490	17,263,461	$163,818,062
Total increase or decrease	+	(726,567)	(26,448,959)	164,326	7,774,428

End of period		16,701,220	$145,143,531	17,427,787	$171,592,490

Net investment income not yet distributed/Distributions in excess of net investment income			$6,056		($431,830)

34 See financial notes

Laudus Mondrian International Government Fixed Income Fund

Financial Statements

Financial Highlights

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	4/1/09–
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10[1]

Per-Share Data ($)

Net asset value at beginning of period	11.01	11.61	11.86	11.20	10.32

Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.15	0.20	0.16	0.26
Net realized and unrealized gains (losses)	(0.21)	(0.53)	0.09	0.71	1.06

Total from investment operations	(0.05)	(0.38)	0.29	0.87	1.32
Less distributions:
Distributions from net investment income	—	(0.15)	(0.46)	(0.20)	(0.42)
Distributions from net realized gains	(0.07)	(0.07)	(0.08)	(0.01)	(0.02)

Total distributions	(0.07)	(0.22)	(0.54)	(0.21)	(0.44)

Net asset value at end of period	10.89	11.01	11.61	11.86	11.20

Total return (%)	(0.49)	(3.41)	2.48	7.86	12.85

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.69	0.69	0.71	0.74	0.76 [3]
Gross operating expenses	0.69	0.69	0.71	0.74	0.79
Net investment income (loss)	1.48	1.27	1.51	1.67	2.42
Portfolio turnover rate	52	44	68	58	67
Net assets, end of period ($ x 1,000)	652,647	741,235	881,405	966,800	279,274

1 Effective July 27, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Calculated based on the average shares outstanding during the period.
3 The ratio of net operating expenses would have been 0.75%, if certain non-routine expenses (proxy expense) had not been incurred.

See financial notes 35

 Laudus Mondrian International Government Fixed Income Fund

Portfolio Holdings as of March 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

77.3%	Government Bonds	487,050,933	504,314,063
6.2%	Government Agency Obligations	45,264,418	40,708,511
14.4%	Supranational	103,226,271	94,277,798
1.1%	Other Investment Company	7,075,628	7,075,628

99.0%	Total Investments	642,617,250	646,376,000
1.0%	Other Assets and Liabilities, Net		6,271,328

100.0%	Net Assets		652,647,328

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 77.3% of net assets

Australia 10.2%
Australia Government Bond
5.25%, 03/15/19 (AUD)	21,000,000	21,074,396
5.75%, 05/15/21 (AUD)	35,000,000	36,462,928
2.75%, 04/21/24 (AUD)	5,000,000	4,131,592
4.75%, 04/21/27 (AUD)	5,000,000	4,832,655

		66,501,571

Austria 4.5%
Austria Government Bond
6.25%, 07/15/27 (EUR)	14,750,000	29,761,665

Canada 3.9%
Canada Government International Bond
3.50%, 01/13/20 (EUR)	15,930,000	25,205,020

Denmark 0.8%
Denmark Government International Bond
2.75%, 03/16/16 (EUR)	3,500,000	5,060,422

Finland 4.4%
Finland Government Bond
4.25%, 07/04/15 (EUR) (a)	6,350,000	9,195,591
3.50%, 04/15/21 (EUR) (a)	12,200,000	19,271,346

		28,466,937

France 4.6%
France Government Bond OAT
2.25%, 10/25/22 (EUR)	3,000,000	4,298,713
5.75%, 10/25/32 (EUR)	13,000,000	25,672,544

		29,971,257

Germany 3.1%
Bundesobligation
0.50%, 02/23/18 (EUR)	7,500,000	10,372,462
Bundesrepublik Deutschland
3.50%, 07/04/19 (EUR)	4,700,000	7,431,750
2.50%, 01/04/21 (EUR)	1,500,000	2,273,729

		20,077,941

Japan 11.5%
Japan Government Five Year Bond
0.40%, 09/20/15 (JPY)	2,550,000,000	24,825,806
Japan Government Ten Year Bond
1.90%, 06/20/16 (JPY)	1,200,000,000	12,091,463
1.00%, 09/20/21 (JPY)	200,000,000	2,021,228
Japan Government Thirty Year Bond
2.40%, 12/20/34 (JPY)	1,350,000,000	15,053,399
Japan Government Two Year Bond
0.10%, 09/15/14 (JPY)	2,200,000,000	21,321,957

		75,313,853

Malaysia 3.0%
Malaysia Government Bond
3.17%, 07/15/16 (MYR)	2,800,000	854,657
3.26%, 03/01/18 (MYR)	25,000,000	7,547,481
3.48%, 03/15/23 (MYR)	38,000,000	11,095,255

		19,497,393

Mexico 4.6%
Mexico Government Bond
6.50%, 06/10/21 (MXN)	322,000,000	25,845,978
7.50%, 06/03/27 (MXN)	52,500,000	4,382,937

		30,228,915

Netherlands 4.6%
Netherlands Government Bond
2.75%, 01/15/15 (EUR) (a)	13,120,000	18,443,957
5.50%, 01/15/28 (EUR) (a)	6,100,000	11,702,243

		30,146,200

New Zealand 4.1%
New Zealand Government Bond
6.00%, 12/15/17 (NZD)	10,000,000	9,256,730
5.50%, 04/15/23 (NZD)	18,750,000	17,363,773

		26,620,503

36 See financial notes

 Laudus Mondrian International Government Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Poland 8.1%
Poland Government Bond
5.50%, 10/25/19 (PLN)	54,000,000	19,406,319
5.75%, 09/23/22 (PLN)	91,500,000	33,652,894

		53,059,213

Sweden 9.9%
Sweden Government Bond
4.50%, 08/12/15 (SEK)	44,000,000	7,154,074
5.00%, 12/01/20 (SEK)	128,500,000	23,926,516
3.50%, 06/01/22 (SEK)	185,500,000	32,023,835
3.50%, 03/30/39 (SEK)	7,500,000	1,298,748

		64,403,173

Total Government Bonds
(Cost $487,050,933)		504,314,063

Government Agency Obligations 6.2% of net assets

Germany 4.9%
Kreditanstalt fuer Wiederaufbau
2.05%, 02/16/26 (JPY) (b)	2,920,000,000	32,387,062

Japan 1.3%
Development Bank of Japan, Inc.
1.75%, 03/17/17 (JPY)	820,000,000	8,321,449

Total Government Agency Obligations
(Cost $45,264,418)		40,708,511

Supranational* 14.4% of net assets

Asian Development Bank
2.35%, 06/21/27 (JPY)	1,600,000,000	18,263,237
European Investment Bank
1.40%, 06/20/17 (JPY)	2,520,000,000	25,474,718
1.90%, 01/26/26 (JPY)	360,000,000	3,880,058
European Union Notes
2.75%, 06/03/16 (EUR)	15,000,000	21,774,275
Nordic Investment Bank
1.70%, 04/27/17 (JPY)	2,450,000,000	24,885,510

Total Supranational
(Cost $103,226,271)		94,277,798

	Number	Value
Security	of Shares	($)

Other Investment Company 1.1% of net assets

United States 1.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (c)	7,075,628	7,075,628

Total Other Investment Company
(Cost $7,075,628)		7,075,628

End of Investments.

At 03/31/14, the tax basis cost of the fund’s investments was $646,957,394 and the unrealized appreciation and depreciation were $22,002,461 and ($22,583,855), respectively, with a net depreciation of ($581,394).

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $58,613,137 or 9.0% of net assets.
(b)	Guaranteed by the Republic of Germany.
(c)	The rate shown is the 7-day yield.

AUD —	Australian dollar
EUR —	euro currency
JPY —	Japanese yen
MXN —	Mexican peso
MYR —	Malaysian ringgit
NZD —	New Zealand dollar
PLN —	Polish zloty
SEK —	Swedish krona
USD —	U.S. dollar
ZAR —	South African rand

In addition to the above, the fund held the following at 03/31/14:

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Appreciation
		to be	to be	to be	to be	(Depreciation)
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/30/2014	State Street Bank London	ZAR	201,466,133	AUD	20,469,000	107,831
04/30/2014	State Street Bank London	USD	46,012,904	AUD	49,710,500	(2,702,631)
04/30/2014	State Street Bank London	USD	26,429,707	NZD	30,524,500	(1,343,451)

Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts						(3,938,251)

See financial notes 37

 Laudus Mondrian International Government Fixed Income Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Government Bonds[1]	$—	$504,314,063	$—	$504,314,063
Government Agency Obligations[1]	—	40,708,511	—	40,708,511
Supranational	—	94,277,798	—	94,277,798
Other Investment Company[1]	7,075,628	—	—	7,075,628

Total	$7,075,628	$639,300,372	$—	$646,376,000

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$107,831	$—	$107,831

Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	($4,046,082)	$—	($4,046,082)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

38 See financial notes

 Laudus Mondrian International Government Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2014

Assets

Investments, at value (cost $642,617,250)		$646,376,000
Foreign currency, at value (cost $1,312,006)		1,321,905
Receivables:
Interest		8,626,020
Fund shares sold		1,416,418
Unrealized appreciation on forward foreign currency exchange contracts		107,831
Prepaid expenses	+	2,363

Total assets		657,850,537

Liabilities

Payables:
Fund shares redeemed		1,037,398
Investment adviser fees		32,296
Independent trustees’ fees		16,043
Unrealized depreciation on forward foreign currency exchange contracts		4,046,082
Accrued expenses	+	71,390

Total liabilities		5,203,209

Net Assets

Total assets		657,850,537
Total liabilities	−	5,203,209

Net assets		$652,647,328

Net Assets by Source
Capital received from investors		656,311,216
Distributions in excess of net investment income		(5,533,417)
Net realized capital gains		1,920,671
Net unrealized capital depreciation		(51,142)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$652,647,328		59,954,037		$10.89

See financial notes 39

 Laudus Mondrian International Government Fixed Income Fund

Statement of
Operations
For the period April 1, 2013 through March 31, 2014

Investment Income

Interest		$14,504,129

Expenses

Investment adviser fees		4,017,474
Custodian fees		246,512
Transfer agent fees		125,147
Accounting and administration fees		66,819
Registration fees		57,835
Professional fees		55,421
Independent trustees’ fees		20,911
Shareholder reports		14,595
Interest expense		4,071
Other expenses	+	18,887

Total expenses	−	4,627,672

Net investment income		9,876,457

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(30,095,800)
Net realized gains on foreign currency transactions	+	3,071,659

Net realized losses		(27,024,141)
Net change in unrealized appreciation (depreciation) on investments		15,759,569
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(3,417,806)

Net change in unrealized appreciation (depreciation)	+	12,341,763

Net realized and unrealized losses		(14,682,378)

Decrease in net assets resulting from operations		($4,805,921)

40 See financial notes

 Laudus Mondrian International Government Fixed Income Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/13-3/31/14			4/1/12-3/31/13
Net investment income		$9,876,457	$11,019,445
Net realized losses		(27,024,141)	(16,176,063)
Net change in unrealized appreciation (depreciation)	+	12,341,763	(20,670,859)

Decrease in net assets from operations		(4,805,921)	(25,827,477)

Distributions to Shareholders

Distributions from net investment income		—	(11,505,215)
Distributions from net realized gains	+	(3,960,271)	(4,808,939)

Total distributions		($3,960,271)	($16,314,154)

Transactions in Fund Shares

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		27,345,555	$294,220,955	22,270,859	$260,158,454
Shares reinvested		100,641	1,079,879	391,599	4,606,158
Shares redeemed	+	(34,800,669)	(375,122,134)	(31,283,162)	(362,792,774)

Net transactions in fund shares		(7,354,473)	($79,821,300)	(8,620,704)	($98,028,162)

Shares Outstanding and Net Assets

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		67,308,510	$741,234,820	75,929,214	$881,404,613
Total decrease	+	(7,354,473)	(88,587,492)	(8,620,704)	(140,169,793)

End of period		59,954,037	$652,647,328	67,308,510	$741,234,820

Distributions in excess of net investment income			($5,533,417)		($21,045,465)

See financial notes 41

Laudus Mondrian Global Government Fixed Income Fund

Financial Statements

Financial Highlights

	4/1/13–	7/10/12[1]–
	3/31/14	3/31/13

Per-Share Data ($)

Net asset value at beginning of period	9.61	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13 [2]	0.11
Net realized and unrealized gains (losses)	(0.38)	(0.40)

Total from investment operations	(0.25)	(0.29)
Less distributions:
Distributions from net investment income	(0.03)	(0.09)
Distributions from net realized gains	(0.03)	(0.01)

Total distributions	(0.06)	(0.10)

Net asset value at end of period	9.30	9.61

Total return (%)	(2.60)	(2.95)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.85	0.22 [4,5]
Gross operating expenses	1.74	1.28 [4]
Net investment income (loss)	1.40	1.56 [4]
Portfolio turnover rate	42	73 [3]
Net assets, end of period ($ x 1,000)	18,575	29,074

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 Effective July 11, 2012 through January 10, 2013, the net operating expense limitation was 0.00%. The ratio presented for the period ended 3/31/13 is a blended ratio.

42 See financial notes

 Laudus Mondrian Global Government Fixed Income Fund

Portfolio Holdings as of March 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

57.7%		Government Bonds	11,683,285	10,723,270
6.3%		Supranational	1,221,471	1,164,307
34.6%		U.S. Government Securities	6,616,231	6,429,922
1.6%		Other Investment Company	288,129	288,129

100.2%		Total Investments	19,809,116	18,605,628
(0	.2)%	Other Assets and Liabilities, Net		(30,346)

100.0%		Net Assets		18,575,282

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 57.7% of net assets

Australia 8.0%
Australia Government Bond
5.25%, 03/15/19 (AUD)	350,000	351,240
4.50%, 04/15/20 (AUD)	465,000	452,093
5.75%, 05/15/21 (AUD)	657,000	684,461

		1,487,794

Brazil 4.7%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/17 (BRL)	400,000	166,450
10.00%, 01/01/21 (BRL)	1,003,000	392,492
10.00%, 01/01/23 (BRL)	580,000	221,896
10.00%, 01/01/25 (BRL)	270,000	99,276

		880,114

Colombia 1.2%
Colombia Government International Bond
7.75%, 04/14/21 (COP)	140,000,000	80,041
Colombian TES
7.25%, 06/15/16 (COP)	80,000,000	42,567
5.00%, 11/21/18 (COP)	97,000,000	48,396
10.00%, 07/24/24 (COP)	81,000,000	51,598

		222,602

Germany 8.0%
Bundesobligation
0.50%, 10/13/17 (EUR)	80,000	110,955
0.50%, 02/23/18 (EUR)	765,000	1,057,991
Bundesrepublik Deutschland
3.25%, 07/04/42 (EUR)	195,000	314,649

		1,483,595

Hungary 0.4%
Hungary Government Bond
6.75%, 02/24/17 (HUF)	4,400,000	21,161
6.50%, 06/24/19 (HUF)	4,000,000	19,305
6.00%, 11/24/23 (HUF)	6,000,000	28,122

		68,588

Indonesia 1.1%
Indonesia Treasury Bond
5.25%, 05/15/18 (IDR)	1,400,000,000	113,462
5.63%, 05/15/23 (IDR)	1,130,000,000	84,483

		197,945

Japan 9.6%
Japan Government Ten Year Bond
1.50%, 03/20/15 (JPY)	56,000,000	550,145
1.40%, 03/20/18 (JPY)	57,300,000	582,586
1.50%, 09/20/18 (JPY)	25,000,000	256,481
0.80%, 09/20/20 (JPY)	39,700,000	396,692

		1,785,904

Malaysia 1.0%
Malaysia Government Bond
3.31%, 10/31/17 (MYR)	260,000	78,919
4.24%, 02/07/18 (MYR)	50,000	15,669
3.42%, 08/15/22 (MYR)	330,000	96,677

		191,265

Mexico 2.4%
Mexico Government Bond
8.00%, 12/17/15 (MXN)	1,700,000	138,903
7.25%, 12/15/16 (MXN)	831,000	68,624
6.50%, 06/10/21 (MXN)	560,000	44,949
8.00%, 12/07/23 (MXN)	900,000	78,154
7.50%, 06/03/27 (MXN)	1,500,000	125,227

		455,857

Peru 1.0%
Peru Government Bond
8.60%, 08/12/17 (PEN)	64,000	25,940
7.84%, 08/12/20 (PEN)	380,000	150,371
5.20%, 09/12/23 (PEN)	20,000	6,721

		183,032

Poland 2.2%
Poland Government Bond
5.50%, 04/25/15 (PLN)	300,000	102,067

See financial notes 43

 Laudus Mondrian Global Government Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)
5.25%, 10/25/20 (PLN)	600,000	213,743
5.75%, 09/23/22 (PLN)	270,000	99,303

		415,113

Qatar 2.0%
Qatar Government International Bond
5.25%, 01/20/20 (USD) (a)	320,000	364,000

Russia 1.7%
Russian Federal Bond - OFZ
7.50%, 03/15/18 (RUB)	3,400,000	94,484
7.60%, 04/14/21 (RUB)	7,900,000	213,903

		308,387

South Africa 1.6%
South Africa Government Bond
13.50%, 09/15/15 (ZAR)	690,000	71,505
8.00%, 12/21/18 (ZAR)	1,040,000	99,539
10.50%, 12/21/26 (ZAR)	1,220,000	134,513

		305,557

Sweden 7.8%
Sweden Government Bond
3.75%, 08/12/17 (SEK)	350,000	58,874
4.25%, 03/12/19 (SEK)	4,600,000	806,432
3.50%, 06/01/22 (SEK)	3,070,000	529,990
3.50%, 03/30/39 (SEK)	285,000	49,352

		1,444,648

Turkey 2.0%
Turkey Government Bond
9.00%, 03/08/17 (TRY)	410,000	186,634
6.30%, 02/14/18 (TRY)	93,000	38,357
7.10%, 03/08/23 (TRY)	370,000	143,092

		368,083

United Kingdom 3.0%
United Kingdom Gilt
4.00%, 09/07/16 (GBP)	125,000	223,904
3.75%, 09/07/20 (GBP)	100,000	182,365
4.25%, 12/07/27 (GBP)	82,000	154,517

		560,786

Total Government Bonds
(Cost $11,683,285)		10,723,270

Supranational* 6.3% of net assets

European Investment Bank
1.90%, 01/26/26 (JPY)	55,500,000	598,176
European Union Notes
2.75%, 06/03/16 (EUR)	390,000	566,131

Total Supranational
(Cost $1,221,471)		1,164,307

U.S. Government Securities 34.6% of net assets

United States 34.6%
U.S. Treasury Notes
0.25%, 12/15/14 (USD)	190,000	190,230
4.00%, 08/15/18 (USD)	605,000	669,754
1.50%, 08/31/18 (USD)	800,000	798,625
1.25%, 04/30/19 (USD)	900,000	877,289
3.63%, 08/15/19 (USD)	670,000	731,661
2.13%, 08/31/20 (USD)	690,000	688,140
3.63%, 02/15/21 (USD)	915,000	995,492
2.13%, 08/15/21 (USD)	1,300,000	1,277,809
2.75%, 11/15/23 (USD)	200,000	200,922

Total U.S. Government Securities
(Cost $6,616,231)		6,429,922

	Number	Value
Security	of Shares	($)

Other Investment Company 1.6% of net assets

United States 1.6%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	288,129	288,129

Total Other Investment Company
(Cost $288,129)		288,129

End of Investments.

At 03/31/14, the tax basis cost of the fund’s investments was $19,817,474 and the unrealized appreciation and depreciation were $311,045 and ($1,522,891), respectively, with a net depreciation of ($1,211,846).

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $364,000 or 2.0% of net assets.
(b)	The rate shown is the 7-day yield.

44 See financial notes

 Laudus Mondrian Global Government Fixed Income Fund

Portfolio Holdings continued

AUD —	Australian dollar
BRL —	Brazilian real
CAD —	Canadian dollar
CLP —	Chilean peso
CNY —	Chinese yuan renminbi
COP —	Colombian peso
EUR —	euro currency
GBP —	Great British pound
HUF —	Hungarian forint
IDR —	Indonesian rupiah
INR —	Indian rupee
JPY —	Japanese yen
MXN —	Mexican peso
MYR —	Malaysian ringgit
PEN —	Peruvian nuevo sol
PLN —	Polish zloty
RUB —	Russian ruble
SEK —	Swedish krona
TRY —	Turkish lira
USD —	U.S. dollar
ZAR —	South African rand

In addition to the above, the fund held the following at 03/31/14:

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Appreciation
		to be	to be	to be	to be	(Depreciation)
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

04/30/2014	State Street Bank London	AUD	38,500	USD	35,636	1,549
04/30/2014	State Street Bank London	AUD	55,000	USD	50,909	1,890
04/30/2014	State Street Bank London	AUD	65,500	USD	60,628	1,027
04/30/2014	State Street Bank London	CAD	326,500	USD	295,143	4,453
04/30/2014	Barclays Capital, Inc.	CLP	75,303,500	USD	136,909	600
04/30/2014	JPMorgan Chase Bank	CLP	10,951,000	USD	19,910	493
04/30/2014	Barclays Capital, Inc.	CNY	478,500	USD	76,909	(638)
04/30/2014	JPMorgan Chase Bank	INR	6,503,500	USD	108,154	6,107
04/30/2014	State Street Bank London	USD	1,630,012	AUD	1,761,000	(95,741)
04/30/2014	State Street Bank London	USD	295,143	CAD	326,500	(3,116)
04/30/2014	JPMorgan Chase Bank	USD	156,819	CLP	86,254,500	(1,251)

Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts						(84,627)

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Government Bonds[1]	$—	$10,723,270	$—	$10,723,270
Supranational	—	1,164,307	—	1,164,307
U.S. Government Securities[1]	—	6,429,922	—	6,429,922
Other Investment Company[1]	288,129	—	—	288,129

Total	$288,129	$18,317,499	$—	$18,605,628

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$16,119	$—	$16,119

See financial notes 45

 Laudus Mondrian Global Government Fixed Income Fund

Portfolio Holdings continued

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for		Unobservable
	Identical Assets		Inputs
Description	(Level 1)	Other Significant Observable Inputs (Level 2)	(Level 3)	Total

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	($100,746)	$—	($100,746)

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

46 See financial notes

 Laudus Mondrian Global Government Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2014

Assets

Investments, at value (cost $19,809,116)		$18,605,628
Foreign currency, at value (cost $4,042)		4,126
Receivables:
Investments sold		246,718
Interest		174,771
Foreign tax reclaims		12,309
Fund shares sold		9,500
Due from investment adviser		149
Unrealized appreciation on forward foreign currency exchange contracts		16,119
Prepaid expenses	+	114

Total assets		19,069,434

Liabilities

Payables:
Investments bought		256,476
Fund shares redeemed		57,976
Independent trustees’ fees		10
Unrealized depreciation on forward foreign currency exchange contracts		100,746
Accrued expenses	+	78,944

Total liabilities		494,152

Net Assets

Total assets		19,069,434
Total liabilities	−	494,152

Net assets		$18,575,282

Net Assets by Source
Capital received from investors		19,877,985
Net investment income not yet distributed		18,696
Net realized capital losses		(37,873)
Net unrealized capital depreciation		(1,283,526)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$18,575,282		1,996,776		$9.30

See financial notes 47

 Laudus Mondrian Global Government Fixed Income Fund

Statement of
Operations
For the period April 1, 2013 through March 31, 2014

Investment Income

Interest (net of foreign withholding taxes of $2,243)		$510,481

Expenses

Investment adviser fees		154,104
Professional fees		59,360
Accounting and administration fees		43,498
Registration fees		29,038
Shareholder reports		24,736
Custodian fees		24,279
Sub-accounting and sub-transfer agent fees		23,237
Transfer agent fees		22,822
Independent trustees’ fees		9,205
Interest expense		38
Other expenses	+	4,369

Total expenses		394,686
Expense reduction by adviser	−	202,019

Net expenses	−	192,667

Net investment income		317,814

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gain tax paid of $170)		(835,442)
Net realized gains on foreign currency transactions	+	337,635

Net realized losses		(497,807)
Net change in unrealized appreciation (depreciation) on investments		(496,030)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(75,566)

Net change in unrealized appreciation (depreciation)	+	(571,596)

Net realized and unrealized losses		(1,069,403)

Decrease in net assets resulting from operations		($751,589)

48 See financial notes

 Laudus Mondrian Global Government Fixed Income Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/13-3/31/14			7/10/12*-3/31/13
Net investment income		$317,814	$454,638
Net realized losses		(497,807)	(899,728)
Net change in unrealized appreciation (depreciation)	+	(571,596)	(711,930)

Decrease in net assets from operations		(751,589)	(1,157,020)

Distributions to Shareholders

Distributions from net investment income		(73,125)	(394,510)
Distributions from net realized gains	+	(59,386)	(33,613)

Total distributions		($132,511)	($428,123)

Transactions in Fund Shares

		4/1/13-3/31/14		7/10/12*-3/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		45,080	$421,460	5,274,332	$52,781,806
Shares reinvested		11,634	106,922	30,283	305,603
Shares redeemed	+	(1,085,889)	(10,143,400)	(2,278,664)	(22,427,866)

Net transactions in fund shares		(1,029,175)	($9,615,018)	3,025,951	$30,659,543

Shares Outstanding and Net Assets

		4/1/13-3/31/14		7/10/12*-3/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,025,951	$29,074,400	—	$—
Total increase or decrease	+	(1,029,175)	(10,499,118)	3,025,951	29,074,400

End of period		1,996,776	$18,575,282	3,025,951	$29,074,400

Net investment income not yet distributed/Distributions in excess of net investment income			$18,696		($869,187)

*	Commencement of operations.

See financial notes 49

 Laudus Mondrian Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust, (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
(formerly, Laudus Mondrian International Fixed Income Fund)
Laudus Mondrian Global Government Fixed Income Fund
(formerly, Laudus Mondrian Global Fixed Income Fund)
Laudus U.S. Large Cap Growth Fund
(formerly, Laudus Growth Investors U.S. Large Cap Growth Fund)

At a meeting held on February 25, 2014, the funds’ Board of Trustees (the “Board”) approved changing the name of the Laudus Mondrian International Fixed Income Fund to Laudus Mondrian International Government Fixed Income Fund, and Laudus Mondrian Global Fixed Income Fund to Laudus Mondrian Global Government Fixed Income Fund, effective May 5, 2014.

Each fund, with the exception of Laudus Mondrian International Government Fixed Income Fund and Laudus Mondrian Global Government Fixed Income Fund, offers three share classes: Investor Shares, Select Shares and Institutional Shares.

Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a

50

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Forward foreign currency exchange contracts: Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to

 51

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of March 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. Costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

As of March 31, 2014, the funds did not have any securities on loan.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in

52

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year with the exception of Laudus Mondrian International Government Fixed Income Fund and Laudus Mondrian Global Government Fixed Income Fund which make distributions from net investment income, if any, quarterly.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

 53

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2014, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.

Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, and at times, it may be difficult to value such investments.

Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund.

Fixed Income Risk. Interest rates rise and fall over time, which will affect a fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities at a time when the subadviser might wish to sell such securities. In addition, decreased market liquidity may make it more difficult

54

 Laudus Mondrian Funds

Financial Notes (continued)

3. Risk Factors (continued):

to value some or all of a fund’s fixed income securities. The credit quality of a portfolio investment could also cause the fund’s share price to fall. A fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets described as follows:

	First $1 billion	Over $1 billion

Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
Laudus Mondrian International Government Fixed Income Fund	0.60%	0.60%
Laudus Mondrian Global Government Fixed Income Fund	0.68%	0.68%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2015, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as follows:

	Laudus Mondrian	Laudus Mondrian
	International	Emerging
	Equity Fund	Markets Fund

Investor Shares	1.40%	1.80%
Select Shares	1.12%	1.52%
Institutional Shares	1.05%	1.45%

In addition to the funds listed above, CSIM has contractually agreed, until at least July 30, 2015 to limit the total annual fund operating expenses of the Laudus Mondrian International Government Fixed Income Fund and the Laudus Mondrian Global Government Fixed Income Fund to 0.75% and 0.85%, respectively.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2014, the funds repaid previously waived sub-accounting and sub-transfer agent fees as follows:

	Laudus Mondrian	Laudus Mondrian
	International	Emerging
	Equity Fund	Markets Fund

Investor Shares	$966	$820
Select Shares	1,269	8,608
Institutional Shares	—	—

 55

 Laudus Mondrian Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

As of March 31, 2014, the balance of recoupable waivers and the respective years of expiration are as follows:

			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
Expiration Date	Equity Fund	Markets Fund	Income Fund	Income Fund

March 31, 2015	$78,496	$67,482 *	$—	$305,963
March 31, 2016	27,318	108,442	—	202,019

Total	$105,814	$175,924	$—	$507,982

* Includes sub-accounting and sub-transfer agent waivers of $4,764 for Investor Shares and $2,923 for Select Shares.

As of March 31, 2014, the Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund had recoupable waivers expire in the amount of $208,878 and $90,683, respectively.

5. Distribution and Shareholder Services:

The trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the funds are sold on a continuous basis by the trust’s distributor, ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the trustees have authorized the Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund to reimburse, out of the Investor and Select Shares assets of the funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Shares an amount of up to 0.15% of the average daily net assets of that class on an annual basis. Further, the trustees have authorized the Laudus Mondrian Global Government Fixed Income Fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.

6. Board of Trustees:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds. At a Board meeting held in December 2013, the Trustees voted to terminate the Trustees’ Retirement Plan. The payment to the sole remaining participant will be paid out in the fiscal year ended March 31, 2015 in accordance with the Retirement Plan.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the funds’ Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

56

 Laudus Mondrian Funds

Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities		Sales/Maturities of Securities

Laudus Mondrian International Equity Fund	$48,701,651		$37,411,254
Laudus Mondrian Emerging Markets Fund	107,885,989		109,074,355
Laudus Mondrian International Government Fixed Income Fund	339,295,673		404,917,750
Laudus Mondrian Global Government Fixed Income Fund	9,466,396	*	18,192,558	*

*	Includes purchases and sales/maturities of long-term U.S. Government securities of $3,528,142 and $4,349,098, respectively.

9. Derivatives:

The funds invested in forward foreign currency exchange contracts (“forwards”) during the report period. The funds invested in forwards to hedge part of the funds’ exposure to certain currencies. Refer to financial note 2(b) for the funds’ accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended March 31, 2014, the month-end average forward foreign currency exchange contract notional amount and the month-end average unrealized appreciation (depreciation) were as follows:

	Forward Foreign Currency
	Exchange Contract	Net Unrealized
	Notional Amount	Appreciation (Depreciation)

Laudus Mondrian International Equity Fund	$3,952,235	$79,342
Laudus Mondrian Emerging Markets Fund	—	—
Laudus Mondrian International Government Fixed Income Fund	69,077,163	691,849
Laudus Mondrian Global Government Fixed Income Fund	3,280,591	47,509

The fair value of forwards held by the funds is presented as unrealized appreciation (depreciation) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities as follows:

			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund
Asset Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[1]	$—	$—	$107,831	$16,119

Liability Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[2]	$225,108	$—	$4,046,082	$100,746

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

 57

 Laudus Mondrian Funds

Financial Notes (continued)

9. Derivatives (continued):

The effects of the forwards held by the funds in the Statement of Operations for the period ended March 31, 2014 were:

	Forward Foreign Currency Exchange Contracts
			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Realized Gains (Losses)[1]	$648,339	($132)	$4,614,665	$376,956
Change in Unrealized Appreciation (Depreciation)[2]	($221,984)	$—	($3,699,897)	($81,170)

[1]	Statement of Operations location: Net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized appreciation (depreciation) on foreign currency translations.

During the current reporting period, the funds adopted the new disclosure requirements for offsetting assets and liabilities pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The funds’ forward foreign currency exchange contracts are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. The funds’ forward foreign currency exchange contracts, which are reported gross in the Statement of Assets and Liabilities, are presented in the tables below. The following tables present the funds’ forward foreign currency exchange contracts, net of amounts available for offset under a master netting agreement and net of any related collateral received by the funds for assets and pledged by the funds for liabilities as of March 31, 2014.

Laudus Mondrian International Equity Fund
		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Pledged	Amounts(a)

State Street Bank London	($225,108)	$—	$—	($225,108)

Total	($225,108)	$—	$—	($225,108)

Laudus Mondrian International Government Fixed Income Fund
		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Received	Amounts(b)

State Street Bank London	$107,831	($107,831)	$—	$—

Total	$107,831	($107,831)	$—	$—

	Gross Amounts of Liabilities
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Pledged	Amounts(a)

State Street Bank London	($4,046,082)	$107,831	$—	($3,938,251)

Total	($4,046,082)	$107,831	$—	($3,938,251)

58

 Laudus Mondrian Funds

Financial Notes (continued)

9. Derivatives (continued):

Laudus Mondrian Global Government Fixed Income Fund
		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Received	Amounts(b)

Barclays Capital, Inc.	$600	($600)	$—	$—
JPMorgan Chase Bank	6,600	(1,251)	—	5,349
State Street Bank London	8,919	(8,919)	—	—

Total	$16,119	($10,770)	$—	$5,349

	Gross Amounts of Liabilities
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Pledged	Amounts(a)

Barclays Capital, Inc.	($638)	$600	$—	($38)
JPMorgan Chase Bank	(1,251)	1,251	—	—
State Street Bank London	(98,857)	8,919	—	(89,938)

Total	($100,746)	$10,770	$—	($89,976)

[a]	Represents the net amount due to the counterparty in the event of default.
[b]	Represents the net amount due from the counterparty in the event of default.

10. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(4/1/13-3/31/14)	(4/1/12-3/31/13)

Laudus Mondrian International Equity Fund	$2,137	$2,074
Laudus Mondrian Emerging Markets Fund	4,579	1,333
Laudus Mondrian International Government Fixed Income Fund	34,469	22,626
Laudus Mondrian Global Government Fixed Income Fund	64	3,355

11. Federal Income Taxes:

As of March 31, 2014, the components of distributable earnings on a tax-basis were as follows:

			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Undistributed ordinary income	$2,938,486	$542,082	$—	$—
Undistributed long-term capital gains	—	—	2,202,622	—
Unrealized appreciation on investments	30,880,933	8,089,647	22,002,461	311,045
Unrealized depreciation on investments	(2,351,303)	(8,618,470)	(22,583,855)	(1,522,891)
Other unrealized appreciation (depreciation)	7,243	(215,004)	128,359	1,823

Net unrealized appreciation (depreciation)	$28,536,873	($743,827)	($453,035)	($1,210,023)

 59

 Laudus Mondrian Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
Expiration Date	Equity Fund	Markets Fund	Income Fund	Income Fund

No expiration*	$632,516	$1,513,682	$—	$—

Total	$632,516	$1,513,682	$—	$—

* As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2014, the funds had capital and late-year ordinary losses deferred and capital losses utilized as follows:

			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Capital losses deferred	$—	$1,088,986	$—	$29,515
Late-year ordinary losses deferred	—	—	5,397,383	63,153
Capital losses utilized	1,046,305	—	—	—

The tax-basis components of distributions paid during the current and prior fiscal years were:

			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Current period distributions
Ordinary income	$4,184,531	$1,824,105	$—	$73,125
Long-term capital gains	—	26,554	3,960,271	59,386
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$4,378,585	$2,934,189	$11,994,879	$428,123
Long-term capital gains	199,834	—	4,319,275	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, deferred trustee retirement plan fees and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

60

 Laudus Mondrian Funds

Financial Notes (continued)

11. Federal Income Taxes (continued):

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2014, the funds made the following reclassifications:

			Laudus Mondrian	Laudus Mondrian
	Laudus Mondrian	Laudus Mondrian	International	Global
	International	Emerging	Government Fixed	Government Fixed
	Equity Fund	Markets Fund	Income Fund	Income Fund

Capital shares	$—	$—	($36,364,266)	($1,166,540)
Undistributed net investment income	544,392	(190,819)	5,635,591	643,194
Net realized capital gains (losses)	(544,392)	190,819	30,728,675	523,346

As of March 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statement. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the funds did not incur any interest or penalties.

12. Other:

As a result of recent political and military actions undertaken by the Russian Federation, the U.S. and the European Union have instituted various economic sanctions against Russian individuals and entities. The U.S. and/or the European Union may impose additional economic sanctions, or take other actions, against individuals and/or companies in specific sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, and the threat of additional sanctions, could have adverse consequences for the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Any of these events could negatively impact the investments of the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian Global Government Fixed Income Fund in Russian securities.

13. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund), and Laudus Mondrian Global Government Fixed Income Fund (formerly, Laudus Mondrian Global Fixed Income Fund) (four of the funds constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 16, 2014

62

Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853(a) of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2014, and the respective foreign source income on the funds as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian International Equity Fund	$395,933	$6,995,787
Laudus Mondrian Emerging Markets Fund	528,722	5,274,791
Laudus Mondrian International Government Fixed Income Fund	—	—
Laudus Mondrian Global Government Fixed Income Fund	—	—

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Laudus Mondrian International Equity Fund	—
Laudus Mondrian Emerging Markets Fund	3.28
Laudus Mondrian International Government Fixed Income Fund	—
Laudus Mondrian Global Government Fixed Income Fund	—

For the fiscal year ended March 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Laudus Mondrian International Equity Fund	$4,580,464
Laudus Mondrian Emerging Markets Fund	2,319,329
Laudus Mondrian International Government Fixed Income Fund	—
Laudus Mondrian Global Government Fixed Income Fund	—

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long term capital gain dividends for the fiscal year ended March 31, 2014:

Laudus Mondrian International Equity Fund	$—
Laudus Mondrian Emerging Markets Fund	26,554
Laudus Mondrian International Government Fixed Income Fund	3,960,271
Laudus Mondrian Global Government Fixed Income Fund	59,386

 63

Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Retired. Formerly, Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012-present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present)
Director, Oneok, Inc. (2009 – present)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

64

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

 65

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Laudus Funds who also serves as an independent trustee of Schwab Funds to retire from the Boards of Laudus Funds upon their required retirement date from either the Boards of Trustees of Laudus Funds or Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

66

Glossary

Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

Citigroup Custom Emerging Markets Government Bond Index is an index that measures the performance of the government bonds of those countries designated as Emerging Markets by the International Monetary Fund; excluding the Philippines.

Citigroup non-U.S. Dollar World Government Bond Index is a market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least one year.

Citigroup World Government Bond Index is a market capitalization index that measures the total rate of return performance for the government bonds of 23 countries, including the U.S., with a remaining maturity of at least one year.

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

Duration A measure of an individual bond’s sensitivity to interest rates. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

Weighted Average Duration A measure of the duration of all bonds in a fund’s portfolio, based on the market value weighted average duration of each bond in the portfolio.

Maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

MSCI EAFE® Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI EAFE® Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

 67

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2013 Laudus Funds. All rights reserved.

Notes

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR41684-06
00115756

Annual Report March 31, 2014

COMMAND PERFORMANCETM

Laudus U.S. Large Cap Growth Fund
(formerly, Laudus Growth Investors U.S. Large Cap Growth Fund)

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
BlackRock Investment Management, LLC

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the fund’s portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Twelve Months Ended March 31, 2014

Laudus U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	24.81%

Russell 1000® Growth Index	23.22%

Performance Details	pages 6-7

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please see prospectus for further detail and investor eligibility requirements.

4 Laudus U.S. Large Cap Growth Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Turning to performance for the 12-month reporting period ended March 31, 2014, the fund returned 24.8%, outperforming the 23.2% return of the Russell 1000 Growth Index.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report regarding the Laudus U.S. Large Cap Growth Fund. We’ve recently made some changes to the fund, including the appointment of a new sub-adviser. Effective October 4, 2013, BlackRock Investment Management, LLC became the day-to-day manager of the fund, replacing UBS Global Asset Management (Americas) Inc.

This sub-adviser change reflects our mission with the Laudus Fund family, which is to provide shareholders with access to third-party managers with strong investment processes. We evaluated many investment managers for this role, and believe that BlackRock represents the best overall fit. Mr. Lawrence G. Kemp leads the team managing the fund at BlackRock. He was previously at UBS, where he led the team behind the fund’s successful long-term track record. In addition, we are proud to announce that for a second consecutive year, the fund was named by Lipper1 as its “Best Large-Cap Growth Fund over 10 Years.”

Turning to performance for the 12-month reporting period ended March 31, 2014, the fund returned 24.8%, outperforming the 23.2% return of the Russell 1000 Growth Index. Improvements in the U.S. economy helped to make these results possible, leading the Federal Reserve to begin “tapering” its stimulative economic policies. Although stock market volatility and bond yields rose ahead of the Fed’s policy shift, many major U.S. stock market indices overcame these obstacles to generate double-digit returns for the reporting period, even as political unrest in Russia and the Ukraine and rough winter weather in the U.S. generally reduced the stock market’s performance in the first quarter of 2014.

For more information about the Laudus U.S. Large Cap Growth Fund, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about this fund by visiting www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index figures assume dividends and distributions were reinvested.

For index definitions, please see the Glossary.

Charles Schwab & Co, Inc., UBS Global Asset Management (Americas) Inc., BlackRock Investment Management, LLC, and ALPS Distributors, Inc. are unaffiliated entities.

[1]	The Lipper Fund Awards recognize funds that have excelled in delivering consistently strong risk adjusted performance, relative to peers. Lipper, a Thomson Reuters company, uses the Lipper Leader for Consistent Return methodology to designate award-winning funds in most individual classifications for the three-, five- and 10-year periods. Lipper Rankings are based on average annual total returns. As of 3/31/2014, the Laudus U.S. Large Cap Growth Fund rankings within the Lipper Large-Cap Growth Funds category for the one-, three-, five-, and 10-year periods were 215/724, 98/613, 54/537, and 2/379, respectively.

Laudus U.S. Large Cap Growth Fund 5

Laudus U.S. Large Cap Growth Fund

The Laudus U.S. Large Cap Growth Fund (the fund, formerly the Laudus Growth Investors U.S. Large Cap Growth Fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies. For information about the fund’s subadviser change mentioned on page 5, or for details about the fund’s name change, investment objective, strategy, and risks, please see the fund’s prospectus.

The fund returned 24.81% for the 12-month reporting period ended March 31, 2014. For performance comparisons, the fund uses the Russell 1000 Growth Index (the index), which returned 23.22%.

Market Highlights. U.S. stocks performed well, with many major indices finishing the reporting period at or near record highs. With economic conditions generally improving, the Federal Reserve began “tapering” its economic stimulus policies in 2014. In spite of this decision, financing remained relatively affordable for businesses and consumers, supporting stocks even as geopolitical tensions and market volatility rose. Health Care and Industrials stocks were some of the better performers for the period, while Consumer Staples and Telecommunication Services stocks underperformed by comparison.

Positioning and Strategies. Effective overall stock selection played an important role in the fund’s performance, as did relative allocations among stock market sectors. Starting in October 2013—when BlackRock Investment Management, LLC became the fund’s day-to-day manager—the portfolio’s holdings were adjusted to emphasize a diversified mix of companies, some of which were considered by the subadviser to have sustainable business models that are more mature. Stocks of industry leaders that appear to possess long-term advantages and growth opportunities represented another important focus. The fund’s holdings were also shifted to include a small number of businesses that the subadviser believed seem likely to thrive in an expanding economic environment.

Turning to stock selection strategies for the 12 months, decisions within the Consumer Discretionary sector worked strongly in the fund’s favor. This sector generated double-digit returns, and within this sector, shares of priceline.com, Inc. represented one of the fund’s largest equity holdings during the reporting period. Priceline.com is a company that enables consumers to use the Internet to attempt to save money on products and services. The fund held an overweight position, which returned approximately 73%, helping relative performance. An overweight in shares of social networking company Facebook, Inc., one of the fund’s larger holdings in the Information Technology sector during the period, returned approximately 136% and also contributed positively to relative performance.

However, not all of the fund’s stock selections worked out as favorably. Within the Information Technology sector, the fund owned holdings in SINA Corp. Shares of this company lost ground amid a confluence of factors, including concerns about slowing economic growth in China, an overall decline in high-growth technology names early in 2014, worries about user growth for the company’s social media platform, and geopolitical unrest in emerging markets. As a result, the fund’s SINA Corp. shares returned approximately -34% for the 12-month reporting period and reduced relative performance more than any other holding. An overweight in LinkedIn Corp., which operates a professional networking Internet site, was another significant detractor from the fund’s relative performance, returning approximately -25% for the fund for the reporting period.

Most of the fund’s sector over- or underweights generated either slight gains, or slight losses. However, a decision to underweight to the Consumer Staples sector worked out very well for the fund. Within the index, Consumer Staples stocks returned approximately 9% for the 12 months, which, although positive, was below the returns of nearly all other sectors. By comparison, the fund’s slight underweight in Energy stocks, especially when combined with the fund’s underperforming stock selections for the sector, reduced relative performance.

As of 03/31/14:

 Fund Characteristics

Number of Securities[1]	56
Weighted Average Market Cap ($ x 1,000,000)	$73,702
Price/Earnings Ratio (P/E)	35.78
Price/Book Ratio (P/B)	4.18
Portfolio Turnover (One year trailing)	124%

 Fund Overview

Fund

Minimum Initial Investment	$100
Inception Date	10/14/1997*
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$18.19

Management views and portfolio holdings may have changed since the report date.

*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.
[1]	Short-term investments are not included.

6 Laudus U.S. Large Cap Growth Fund

 Laudus U.S. Large Cap Growth Fund

Performance and Fund Facts as of 03/31/14

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

March 31, 2004 – March 31, 2014
Performance of Hypothetical
$10,000 Investment,1

 Average Annual Total Returns

Fund and Inception Date	1 Year	5 Years	10 Years

Laudus U.S. Large Cap Growth Fund (10/14/97)[1]	24.81%	22.48%	10.29%
Russell 1000® Growth Index	23.22%	21.68%	7.86%

Fund Expense Ratios2: Net 0.77%; Gross 0.82%

 Sector Weightings % of Equities

Consumer Discretionary	29.0%
Information Technology	26.1%
Industrials	14.8%
Health Care	13.7%
Energy	3.8%
Financials	3.8%
Telecommunication Services	3.6%
Materials	2.7%
Consumer Staples	2.5%
Total	100.0%

 Top Equity Holdings % of Net Assets3

Google, Inc., Class A	4.8%
Visa, Inc., Class A	3.4%
Comcast Corp., Class A	3.2%
priceline.com, Inc.	3.2%
Gilead Sciences, Inc.	2.9%
Union Pacific Corp.	2.8%
Amazon.com, Inc.	2.7%
Precision Castparts Corp.	2.7%
Yahoo! Inc.	2.6%
Eaton Corp. plc	2.6%
Total	30.9%

Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

For index definitions, please see the Glossary.

Management views and portfolio holdings may have changed since the report date.

[1]	Effective July 13, 2009, all outstanding Class A, B and C shares of the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. The performance and financial history prior to July 13, 2009 are that of the Class Y shares of the predecessor fund. Effective October 4, 2013, the name of the fund was changed to Laudus U.S. Large Cap Growth Fund.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/15. The adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[3]	This list is not a recommendation of any security by the investment adviser or subadviser.

Laudus U.S. Large Cap Growth Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2013 and held through March 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/13	at 3/31/14	10/1/13–3/31/14

Laudus U.S. Large Cap Growth Fund
Actual Return	0.77%	$1,000.00	$1,100.50	$4.03
Hypothetical 5% Return	0.77%	$1,000.00	$1,021.09	$3.88

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

8 Laudus U.S. Large Cap Growth Fund

Laudus U.S. Large Cap Growth Fund

Financial Statements

Financial Highlights

	4/1/13–	4/1/12–	4/1/11–	4/1/10–	7/1/09–		7/1/08–
	3/31/14	3/31/13	3/31/12	3/31/11	3/31/10[1]		6/30/09

Per-Share Data ($)

Net asset value at beginning of period	15.58	14.83	13.36	11.23	8.68		11.45

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[2]	0.02 [2]	(0.02)[2]	0.01 [2]	0.01	[2]	0.03 [2]
Net realized and unrealized gains (losses)	3.85	1.01	1.77	2.13	2.58		(2.80)

Total from investment operations	3.83	1.03	1.75	2.14	2.59		(2.77)
Less distributions:
Distributions from net investment income	—	(0.02)	—	(0.01)	(0.04)		—
Distributions from net realized gains	(1.22)	(0.26)	(0.28)	—	—		—

Total distributions	(1.22)	(0.28)	(0.28)	(0.01)	(0.04)		—

Net asset value at end of period	18.19	15.58	14.83	13.36	11.23		8.68

Total return (%)	24.81	7.09	13.58	19.07	30.02	[3]	(24.19)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.78 [4]	0.78	0.78	0.78	0.78	[5]	0.80
Gross operating expenses	0.78	0.82	0.88	0.94	0.99	[5]	1.23
Net investment income (loss)	(0.12)	0.13	(0.17)	0.06	0.12	[5]	0.41
Portfolio turnover rate	124	76	96	98	72	[3]	132
Net assets, end of period ($ x 1,000)	2,122,365	1,695,291	1,029,502	468,963	214,872		54,344

1 Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus U.S. Large Cap Growth Fund which commenced operations on that day. The Financial Highlights above present the Y Class shares of the UBS Growth Fund prior to the acquisition date of July 13, 2009 and Laudus U.S. Large Cap Growth Fund subsequent to that date. (Note that the UBS Growth Fund had a fiscal year ending June 30 whereas the Laudus U.S. Large Cap Growth Fund has a fiscal year ending March 31).
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.77%, if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.

See financial notes 9

 Laudus U.S. Large Cap Growth Fund

Portfolio Holdings as of March 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

96.1%		Common Stock	1,689,155,877	2,038,413,073
4.3%		Other Investment Company	91,750,319	91,750,319

100.4%		Total Investments	1,780,906,196	2,130,163,392
(0	.4)%	Other Assets and Liabilities, Net		(7,798,869)

100.0%		Net Assets		2,122,364,523

	Number	Value
Security	of Shares	($)

Common Stock 96.1% of net assets

Automobiles & Components 1.5%
Delphi Automotive plc	463,987	31,486,158

Capital Goods 10.2%
Eaton Corp. plc	743,117	55,822,949
Emerson Electric Co.	430,491	28,756,799
Precision Castparts Corp.	223,090	56,388,228
Roper Industries, Inc.	123,377	16,472,063
SolarCity Corp. *	162,884	10,199,796
United Technologies Corp.	409,432	47,838,035

		215,477,870

Commercial & Professional Supplies 0.5%
Verisk Analytics, Inc., Class A *	173,591	10,408,516

Consumer Durables & Apparel 2.0%
NIKE, Inc., Class B	581,258	42,931,716

Consumer Services 4.6%
Starbucks Corp.	664,496	48,760,716
Wynn Resorts Ltd.	215,526	47,879,101

		96,639,817

Diversified Financials 3.6%
Discover Financial Services	423,243	24,628,510
IntercontinentalExchange Group, Inc.	126,210	24,968,124
Moody’s Corp.	349,864	27,751,213

		77,347,847

Energy 3.7%
Concho Resources, Inc. *	194,537	23,830,782
FMC Technologies, Inc. *	654,441	34,220,720
Laredo Petroleum, Inc. *	775,689	20,059,318

		78,110,820

Food, Beverage & Tobacco 1.2%
Mondelez International, Inc., Class A	767,181	26,506,104

Health Care Equipment & Services 1.1%
Intuitive Surgical, Inc. *	52,338	22,923,521

Household & Personal Products 1.2%
The Estee Lauder Cos., Inc., Class A	370,628	24,787,601

Materials 2.5%
LyondellBasell Industries N.V., Class A	275,664	24,517,556
Monsanto Co.	258,030	29,356,073

		53,873,629

Media 11.8%
Comcast Corp., Class A	1,357,344	67,894,347
Liberty Global plc, Class A *	1,220,401	50,768,681
The Walt Disney Co.	572,686	45,854,968
Time Warner, Inc.	740,652	48,386,795
Twenty-First Century Fox, Inc., Class A	1,194,307	38,181,995

		251,086,786

Pharmaceuticals, Biotechnology & Life Sciences 12.1%
AbbVie, Inc.	1,049,700	53,954,580
Allergan, Inc.	177,761	22,060,140
Gilead Sciences, Inc. *	857,428	60,757,348
Regeneron Pharmaceuticals, Inc. *	94,315	28,320,908
United Therapeutics Corp. *	436,736	41,066,286
Valeant Pharmaceuticals International, Inc. *	385,265	50,789,485

		256,948,747

Retailing 7.9%
Amazon.com, Inc. *	172,289	57,978,694
Expedia, Inc.	231,519	16,785,127
Lumber Liquidators Holdings, Inc. *	115,937	10,874,891
priceline.com, Inc. *	56,631	67,497,923
TripAdvisor, Inc. *	163,514	14,812,733

		167,949,368

Software & Services 25.1%
Alliance Data Systems Corp. *	133,246	36,302,873
AOL, Inc. *	399,325	17,478,455
Autodesk, Inc. *	725,078	35,659,336

10 See financial notes

 Laudus U.S. Large Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
eBay, Inc. *	354,069	19,558,772
Facebook, Inc., Class A *	416,507	25,090,382
Google, Inc., Class A *	91,458	101,930,856
LinkedIn Corp., Class A *	195,495	36,154,845
MasterCard, Inc., Class A	601,206	44,910,088
Splunk, Inc. *	134,504	9,615,691
Twitter, Inc. *	270,979	12,646,590
Visa, Inc., Class A	329,449	71,114,861
VMware, Inc., Class A *	329,658	35,609,657
Yahoo! Inc. *	1,566,028	56,220,369
Yelp, Inc. *	388,317	29,873,227

		532,166,002

Telecommunication Services 3.5%
SoftBank Corp.	685,600	51,809,572
Vivendi S.A.	781,551	21,752,785

		73,562,357

Transportation 3.6%
American Airlines Group, Inc. *	466,087	17,058,784
Union Pacific Corp.	315,184	59,147,430

		76,206,214

Total Common Stock
(Cost $1,689,155,877)		2,038,413,073

Other Investment Company 4.3% of net assets

Money Market Fund 4.3%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	91,750,319	91,750,319

Total Other Investment Company
(Cost $91,750,319)		91,750,319

End of Investments.

At 03/31/14, the tax basis cost of the fund’s investments was $1,788,158,965 and the unrealized appreciation and depreciation were $362,046,140 and ($20,041,713), respectively, with a net unrealized appreciation of $342,004,427.

At 03/31/14, the values of certain foreign securities held by the fund aggregating $73,562,357 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

JPY —	Japanese yen
USD —	U.S. dollar

In addition to the above, the fund held the following at 03/31/14:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Appreciation
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contract

05/28/2014	Royal Bank of Scotland plc	USD	36,282,270	JPY	3,743,757,366	331,566

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,964,850,716	$—	$—	$1,964,850,716
Telecommunication Services	—	73,562,357	—	73,562,357
Other Investment Company[1]	91,750,319	—	—	91,750,319

Total	$2,056,601,035	$73,562,357	$—	$2,130,163,392

Forward Foreign Currency Exchange Contract[2]	—	331,566	—	331,566

[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contract is not included in Investments in the schedule of portfolio holdings and is valued at unrealized appreciation or depreciation.

See financial notes 11

 Laudus U.S. Large Cap Growth Fund

Portfolio Holdings continued

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2014.

12 See financial notes

 Laudus U.S. Large Cap Growth Fund

Statement of
Assets and Liabilities
As of March 31, 2014

Assets

Investments, at value (cost $1,780,906,196)		$2,130,163,392
Foreign currency, at value (cost $334)		334
Receivables:
Investments sold		38,760,713
Fund shares sold		12,023,153
Dividends		1,004,719
Foreign tax reclaims		782
Unrealized appreciation on forward foreign currency exchange contracts		331,566
Prepaid expenses	+	9,430

Total assets		2,182,294,089

Liabilities

Payables:
Investments bought		56,945,936
Fund shares redeemed		2,743,679
Investment adviser fees		100,580
Independent trustees’ fees		2,604
Accrued expenses	+	136,767

Total liabilities		59,929,566

Net Assets

Total assets		2,182,294,089
Total liabilities	−	59,929,566

Net assets		$2,122,364,523

Net Assets by Source
Capital received from investors		1,578,465,171
Net investment loss		(334,382)
Net realized capital gains		194,646,161
Net unrealized capital appreciation		349,587,573

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,122,364,523		116,661,489		$18.19

See financial notes 13

 Laudus U.S. Large Cap Growth Fund

Statement of
Operations
For the period April 1, 2013 through March 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $26,650)		$12,224,336

Expenses

Investment adviser fees		11,678,806
Sub-accounting and sub-transfer agent fees		1,024,639
Recouped by adviser		518,316
Shareholder reports		262,899
Transfer agent fees		241,575
Proxy fees		181,907
Registration fees		163,065
Professional fees		113,884
Accounting and administration fees		94,224
Custodian fees		55,850
Independent trustees’ fees		37,800
Interest expense		4,557
Other expenses	+	36,135

Total expenses	−	14,413,657

Net investment loss		(2,189,321)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		325,116,907
Net realized losses on foreign currency transactions	+	(906,331)

Net realized gains		324,210,576
Net change in unrealized appreciation (depreciation) on investments		67,512,944
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	330,377

Net change in unrealized appreciation (depreciation)	+	67,843,321

Net realized and unrealized gains		392,053,897

Increase in net assets resulting from operations		$389,864,576

14 See financial notes

 Laudus U.S. Large Cap Growth Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

4/1/13-3/31/14			4/1/12-3/31/13
Net investment income (loss)		($2,189,321)	$1,671,154
Net realized gains		324,210,576	35,217,889
Net change in unrealized appreciation (depreciation)	+	67,843,321	88,550,295

Increase in net assets from operations		389,864,576	125,439,338

Distributions to Shareholders

Distributions from net investment income		—	(1,621,135)
Distributions from net realized gains	+	(122,741,907)	(25,978,184)

Total distributions		($122,741,907)	($27,599,319)

Transactions in Fund Shares

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		37,369,472	$659,401,136	60,299,234	$872,988,167
Shares reinvested		5,110,428	90,199,053	1,351,094	19,266,607
Shares redeemed	+	(34,646,063)	(589,648,901)	(22,254,617)	(324,305,856)

Net transactions in fund shares		7,833,837	$159,951,288	39,395,711	$567,948,918

Shares Outstanding and Net Assets

		4/1/13-3/31/14		4/1/12-3/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		108,827,652	$1,695,290,566	69,431,941	$1,029,501,629
Total increase	+	7,833,837	427,073,957	39,395,711	665,788,937

End of period		116,661,489	$2,122,364,523	108,827,652	$1,695,290,566

Net investment loss/Distributions in excess of net investment income			($334,382)		($3,682)

See financial notes 15

 Laudus U.S. Large Cap Growth Fund

Financial Notes

1. Business Structure of the Funds:

Laudus U.S. Large Cap Growth Fund (formerly Laudus Growth Investors U.S. Large Cap Growth Fund) is a series of Laudus Trust, (the “trust”) a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Laudus U.S. Large Cap Growth Fund
(formerly, Laudus Growth Investors U.S. Large Cap Growth Fund)
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
(formerly, Laudus Mondrian International Fixed Income Fund)
Laudus Mondrian Global Government Fixed Income Fund
(formerly, Laudus Mondrian Global Fixed Income Fund)

On September 24, 2013, the fund’s Board of Trustees (the “Board”) voted to terminate UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) as investment subadviser to the fund. After due considerations, the Board voted to hire BlackRock Investment Management, LLC (“BlackRock”) as investment sub-adviser to the fund effective October 4, 2013. In addition, the Board approved changing the name of the fund to Laudus U.S. Large Cap Growth Fund and amending the expense limitation agreement effective October 4, 2013, which is discussed further in financial note 4.

The Laudus U.S. Large Cap Growth Fund offers one share class.

Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund. The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ

16

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Forward foreign currency exchange contracts: Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

 17

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the fund’s investments as of March 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Foreign Currency Exchange Contracts: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. Costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

As of March 31, 2014, the fund did not have any securities on loan.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

18

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2014, if any, are reflected in the fund’s Statement of Assets and Liabilities.

(k) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its

 19

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk. The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid-or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust. UBS Global AM, the fund’s sub-adviser during the period ended October 4, 2013, provided day-to-day portfolio management services to the fund, subject to the supervision of CSIM. Effective October 4, 2013, BlackRock replaced UBS Global AM as the fund’s sub-adviser (see financial note 1 for more information).

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets described as follows:

Average daily net assets

First $500 million	0.700%
$500 million to $1 billion	0.650%
$1 billion to $1.5 billion	0.600%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.550%

CSIM (not the fund) pays a portion of the management fees it receives to the sub-adviser in return for its services.

CSIM has contractually agreed, until at least July 30, 2015, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.77%. Prior to October 4, 2013, CSIM agreed to limit the total annual fund operating expenses to 0.78%.

20

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the fund’s net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. For the period ended March 31, 2014, the fund repaid $518,316 of previously waived investment advisory fees. As of March 31, 2014, the balance of recoupable waivers and the respective years of expiration are as follows:

Expiration Date

March 31, 2015	$428,059
March 31, 2016	—

Total	$428,059

As of March 31, 2014, the fund had recoupable waivers expire in the amount of $131,912.

The fund may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2014, the fund paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

5. Shareholders Services:

The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.

6. Board of Trustees:

The Trust’s Board of Trustees oversees the general conduct of the trust and the fund.

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the fund. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the fund. At a Board meeting held in December 2013, the Trustees voted to terminate the Trustees’ Retirement Plan. The payment to the sole remaining participant will be paid out in the fiscal year ended March 31, 2015 in accordance with the Retirement Plan.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There were no borrowings from the line of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$2,238,666,194	$2,257,091,105

 21

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

9. Derivatives:

The fund invested in forward foreign currency exchange contracts (“forwards”) during the report period. The fund invested in forwards to hedge part of the fund’s exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended March 31, 2014, the month-end average forward foreign currency exchange contract notional amount and the month-end average unrealized appreciation (depreciation) were as follows:

	Forward Foreign Currency
	Exchange Contract	Net Unrealized
	Notional Amount	Appreciation (Depreciation)

Laudus U.S. Large Cap Growth Fund	$12,158,710	($61,316)

The fair value of forwards held by the fund is presented as unrealized appreciation (depreciation) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities as follows:

Asset Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[1]	$331,566

Liability Derivatives	Fair Value

Forward Foreign Currency Exchange Contracts[2]	$—

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

The effects of the forwards held by the fund in the Statement of Operations for the period ended March 31, 2014 were:

Forward Foreign
Currency Exchange Contracts

Realized Gains (Losses)[1]	($829,028)
Change in Unrealized Appreciation (Depreciation)[2]	$331,566

[1]	Statement of Operations location: Net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net unrealized appreciation (depreciation) on foreign currency translations.

During the current reporting period, the fund adopted the new disclosure requirements for offsetting assets and liabilities pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The fund’s forward foreign currency exchange contracts are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the fund and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the fund or the counterparty. The fund’s forward foreign currency exchange contracts, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forward foreign currency exchange contracts, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of March 31, 2014.

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Received	Amounts(a)

Royal Bank of Scotland plc	$331,566	$—	$—	$331,566

Total	$331,566	$—	$—	$331,566

[a]	Represents the net amount due from the counterparty in the event of default.

22

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

10. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(4/1/13-3/31/14)	(4/1/12-3/31/13)

$46,185	$73,918

11. Federal Income Taxes:

As of March 31, 2014, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$48,239,522
Undistributed long-term capital gains	153,659,408
Unrealized appreciation on investments	362,046,140
Unrealized depreciation on investments	(20,041,713)
Other unrealized appreciation (depreciation)	(1,189)

Net unrealized appreciation (depreciation)	$342,003,238

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2014, the fund had no capital loss carryforwards.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2014, the fund had no capital losses deferred and no capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$37,028,116
Long-term capital gains	85,713,791
Return of capital	—

Prior period distributions
Ordinary income	$14,089,863
Long-term capital gains	13,509,456
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as capital losses related to wash sales and deferred trustee retirement plan fees. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2014, the fund made the following reclassifications:

Capital shares	$16,594,681
Undistributed net investment income	1,858,621
Net realized capital gains (losses)	(18,453,302)

 23

 Laudus U.S. Large Cap Growth Fund

Financial Notes (continued)

11. Federal Income Taxes (continued):

As of March 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the fund did not incur any interest or penalties.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus U.S. Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus U.S. Large Cap Growth Fund (formerly Laudus Growth Investors U.S. Large Cap Growth Fund, one of the funds constituting Laudus Trust, hereafter referred to as the “Fund”) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period ended March 31, 2014 and the financial highlights for the nine-month period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended June 30, 2009 were audited by other auditors whose report dated August 27, 2009 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
San Francisco, California
May 16, 2014

 25

Other Federal Tax Information (unaudited)

For corporate shareholders, 20.04% of the fund dividends distributions paid during the fiscal year ended March 31, 2014, qualify for the corporate dividends received deduction.

For the fiscal year ended March 31, 2014, the fund designates $7,941,649 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $102,308,472 as long term capital gain dividends for the fiscal year ended March 31, 2014.

26

Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Retired. Formerly, Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012-present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present)
Director, Oneok, Inc. (2009 – present)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 27

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

28

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Laudus Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Laudus Funds who also serves as an independent trustee of Schwab Funds to retire from the Boards of Laudus Funds upon their required retirement date from either the Boards of Trustees of Laudus Funds or Schwab Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 29

Glossary

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Russell 1000 Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

30

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2013 Laudus Funds. All rights reserved.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.877.824.5615 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR55508-04
00115759

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees

2014: $173,030	2013: $178,624
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.

Audit-Related Fees
For services rendered to Registrant:
2014: $28,519                     2013: $27,818
Nature of these services:     Agreed upon services in regards to service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2014: $28,522                     2013: $27,822
Nature of these services:     preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2014: $1,645                     2013: $1,786

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2014: $58,686                     2013: $57,426
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
2014: NONE                     2013: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date: May 16, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date: May 16, 2014

By:	/s/ George Pereira George Pereira
Chief Financial Officer

Date: May 16, 2014